                    INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR9

                                FINAL TERM SHEET

                           [INDYMAC BANK, F.S.B. LOGO]

                           $680,619,100 (APPROXIMATE)

                                INDYMAC MBS, INC.

                                    DEPOSITOR

                              INDYMAC BANK, F.S.B.

                          SPONSOR, SELLER AND SERVICER

                                                   Filed pursuant to Rule 433(d)
                                            Registration Statement 333-132042-02

          This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

          The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

          THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

          This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

          The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                  FREE WRITING PROSPECTUS DATED APRIL 28, 2006

                    INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR9
                                 ISSUING ENTITY

 DISTRIBUTIONS ARE PAYABLE MONTHLY ON THE 25TH DAY OF EACH MONTH, BEGINNING MAY
                                    25, 2006

The issuing entity will issue certificates, including the following classes of certificates:

               INITIAL CLASS                                 INITIAL CLASS
                CERTIFICATE     PASS-THROUGH                  CERTIFICATE    PASS-THROUGH
   CLASS         BALANCE(1)         RATE          CLASS        BALANCE(1)        RATE
-----------   ---------------   ------------   -----------   -------------   ------------
Class 1-A-1   $ 70,040,000       Variable(3)   Class 3-A-4   $49,885,000      Variable(3)
Class 2-A-1   $188,330,000       Variable(3)   Class 4-A-1   $13,365,000      Floating(3)
Class 2-A-2   $ 20,926,000       Variable(3)   Class 4-X     $13,365,000(2)   Variable(3)
Class 3-A-1   $123,401,000       Variable(3)   Class A-R     $       100      Variable(3)
Class 3-A-2   $104,460,000       Floating(3)   Class B-1     $17,345,000      Variable(3)
Class 3-X     $104,460,000(2)    Variable(3)   Class B-2     $11,101,000      Variable(3)
Class 3-A-3   $ 74,828,000       Variable(3)   Class B-3     $ 6,938,000      Variable(3)

----------
(1) This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.

(2) The Class 3-X and Class 4-X Certificates are interest only, notional amount certificates. The initial notional amounts for the Class 3-X and Class 4-X Certificates are set forth in the table above but are not included in the aggregate class certificate balance of the certificates offered.

(3) The pass-through rates are calculated as described in this free writing prospectus.

                                     SUMMARY

ISSUING ENTITY

IndyMac INDX Mortgage Loan Trust 2006-AR9, a common law trust formed under the laws of the State of New York.

DEPOSITOR

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

SPONSOR, SELLER AND SERVICER

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its telephone number is (800) 669-2300.

TRUSTEE

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN06A9, and its telephone number is (714) 247-6000. The trustee is an affiliate of Deutsche Bank Securities Inc.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement dated as of the cut-off date among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For each mortgage loan, the later of April 1, 2006 and the origination date of that mortgage loan.

CLOSING DATE

On or about April 27, 2006.

THE MORTGAGE LOANS:

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens or one- to four-family residential properties. The mortgage rate on each mortgage loan is adjustable based on a specified index, in the case of the group 1 mortgage loans, group 2 mortgage loans and group 3 mortgage loans after a ten-year period during which the mortgage rate is fixed. The mortgage loans will be divided into four groups. Each group of mortgage loans is referred to as a "loan group."

As of the cut-off date, the mortgage pool had an aggregate stated principal balance of approximately $693,801,091. The aggregate stated principal balance of the mortgage loans in each loan group as of the cut-off date is expected to be approximately as follows:

 LOAN         AGGREGATE            FIXED RATE
GROUP   PRINCIPAL BALANCE ($)   PERIOD (MONTHS)
-----   ---------------------   ---------------
  1           75,312,111              120
  2          225,006,331              120
  3          379,112,201              120
  4           14,370,448                6

The group 1 mortgage loans and the group 2 mortgage loans have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac. The group 3 and group 4 mortgage loans have original principal balances that may or may not conform to the guidelines of Fannie Mae and Freddie Mac.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in loan group 1 had the following characteristics:

Aggregate Current Principal Balance                                 $75,312,111
Geographic Concentrations in excess
   of 10%:
   California                                                             59.44%
Weighted Average Original LTV Ratio                                       69.16%
Weighted Average Mortgage Rate                                            6.428%
Range of Mortgage Rates                                         5.375% to 8.750%
Average Current Principal Balance                                      $293,043
Range of Current Principal Balances                         $60,500 to $597,759
Weighted Average Remaining Term to
   Maturity                                                          360 months
Weighted Average FICO Credit Score                                          715
Weighted Average Gross Margin                                             2.715%
Weighted Average Maximum Mortgage
   Rate                                                                  11.511%
Weighted Average Minimum Mortgage
   Rate                                                                   2.715%

As of the cut-off date, the mortgage loans in loan group 2 had the following characteristics:

Aggregate Current Principal Balance                                $225,006,331
Geographic Concentrations in excess
   of 10%:
   California                                                             53.52%
Weighted Average Original LTV Ratio                                       70.56%
Weighted Average Mortgage Rate                                            6.511%
Range of Mortgage Rates                                         5.125% to 8.500%
Average Current Principal Balance                                      $288,470
Range of Current Principal Balances                         $64,800 to $756,000
Weighted Average Remaining Term to
   Maturity                                                          360 months
Weighted Average FICO Credit Score                                          709
Weighted Average Gross Margin                                             2.719%
Weighted Average Maximum Mortgage
   Rate                                                                  11.584%
Weighted Average Minimum Mortgage
   Rate                                                                   2.719%

As of the cut-off date, the mortgage loans in loan group 3 had the following characteristics:

Aggregate Current Principal Balance                                $379,112,201
Geographic Concentrations in excess
   of 10%:
   California                                                             78.73%
Weighted Average Original LTV Ratio                                       70.45%
Weighted Average Mortgage Rate                                            6.411%
Range of Mortgage Rates                                         5.250% to 8.000%
Average Current Principal Balance                                      $648,055
Range of Current Principal Balances                      $275,000 to $2,340,000
Weighted Average Remaining Term to
   Maturity                                                          360 months
Weighted Average FICO Credit Score                                          722
Weighted Average Gross Margin                                             2.704%
Weighted Average Maximum Mortgage
   Rate                                                                  11.502%
Weighted Average Minimum Mortgage
   Rate                                                                   2.704%

As of the cut-off date, the mortgage loans in loan group 4 had the following characteristics:

Aggregate Current Principal Balance                                 $14,370,448
Geographic Concentrations in excess
   of 10%:
   California                                                             47.96%
   Virginia                                                               12.83%
Weighted Average Original LTV Ratio                                       73.55%
Weighted Average Mortgage Rate                                            6.079%
Range of Mortgage Rates                                         5.000% to 7.375%
Average Current Principal Balance                                      $399,179

Range of Current Principal Balances                       $94,400 to $1,399,950
Weighted Average Remaining Term to
   Maturity                                                          354 months
Weighted Average FICO Credit Score                                          731
Weighted Average Gross Margin                                             1.836%
Weighted Average Maximum Mortgage
   Rate                                                                  12.408%
Weighted Average Minimum Mortgage
   Rate                                                                   1.836%

As of the cut-off date, the mortgage loans, in the aggregate, had the following characteristics:

Aggregate Current Principal Balance                                $693,801,091
Geographic Concentrations in excess
   of 10%:
   California                                                             67.82%
Weighted Average Original LTV Ratio                                       70.41%
Weighted Average Mortgage Rate                                            6.438%
Range of Mortgage Rates                                         5.000% to 8.750%
Average Current Principal Balance                                      $418,457
Range of Current Principal Balances                       $60,500 to $2,340,000
Weighted Average Remaining Term to
   Maturity                                                          359 months
Weighted Average FICO Credit Score                                          717
Weighted Average Gross Margin                                             2.692%
Weighted Average Maximum Mortgage
   Rate                                                                  11.548%
Weighted Average Minimum Mortgage
   Rate                                                                   2.692%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue nineteen classes of certificates, fourteen of which are offered by this free writing prospectus and the accompanying prospectus:

                                           INITIAL
                                            CLASS
                                         CERTIFICATE
                                       BALANCE/INITIAL
                          RELATED          NOTIONAL                               FINAL SCHEDULED      INITIAL RATING
        CLASS            LOAN GROUP       AMOUNT(1)               TYPE           DISTRIBUTION DATE   (MOODY'S/S&P) (2)
--------------------   -------------   ---------------   ---------------------   -----------------   -----------------
OFFERED CERTIFICATES
1-A-1...............         1           $ 70,040,000     Senior/Variable Rate     June 25, 2036          Aaa/AAA
2-A-1...............         2           $188,330,000         Senior/Super         June 25, 2036          Aaa/AAA
                                                          Senior/Variable Rate
2-A-2...............         2           $ 20,926,000       Senior/Support/        June 25, 2036          Aaa/AAA
                                                              Variable Rate
3-A-1...............         3           $123,401,000         Senior/Super         June 25, 2036          Aaa/AAA
                                                          Senior/Variable Rate
3-A-2...............         3           $104,460,000         Senior/Super         June 25, 2036          Aaa/AAA
                                                             Senior/Floating
                                                            Pass-Through Rate
3-X.................         3           $104,460,000       Senior/Notional        June 25, 2036          Aaa/AAA
                                                             Amount/Interest
                                                           Only/Variable Rate
3-A-3...............         3           $ 74,828,000       Senior/NAS/Super       June 25, 2036          Aaa/AAA
                                                          Senior/Variable Rate
3-A-4...............         3           $ 49,885,000       Senior/Support/        June 25, 2036          Aaa/AAA
                                                              Variable Rate
4-A-1...............         4           $ 13,365,000       Senior/Floating        June 25, 2036          Aaa/AAA
                                                            Pass-Through Rate
4-X.................         4           $ 13,365,000       Senior/Notional        June 25, 2036          Aaa/AAA
                                                             Amount/Interest
                                                           Only/Variable Rate
A-R.................         2           $        100    Senior/REMIC Residual     June 25, 2036          Aaa/AAA
B-1.................   1, 2, 3 and 4     $ 17,345,000         Subordinate/         June 25, 2036          Aa2/AA+
                                                             Variable Rate
B-2.................   1, 2, 3 and 4     $ 11,101,000         Subordinate/         June 25, 2036          A2/AA-
                                                              Variable Rate
B-3.................   1, 2, 3 and 4     $  6,938,000         Subordinate/         June 25, 2036          Baa2/A-
                                                              Variable Rate
NON-OFFERED
CERTIFICATES(3)
Class P-1...........   1, 2, 3 and 4     $        100      Prepayment Charges           N/A
Class P-2...........   1, 2, 3 and 4     $        100      Prepayment Charges           N/A
Class B-4...........   1, 2, 3 and 4     $  7,632,000         Subordinate/         June 25, 2036
                                                              Variable Rate
Class B-5...........   1, 2, 3 and 4     $  3,122,000         Subordinate/         June 25, 2036
                                                              Variable Rate
Class B-6...........   1, 2, 3 and 4     $  2,427,991         Subordinate/         June 25, 2036
                                                              Variable Rate

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"). These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

                 INITIAL PASS-                                                  INTEREST ACCRUAL
    CLASS      THROUGH RATE (1)   PASS-THROUGH RATE   INTEREST ACCRUAL PERIOD      CONVENTION
------------   ----------------   -----------------   -----------------------   ----------------
OFFERED
CERTIFICATES
1-A-1.......        6.0487%              (2)             calendar month (3)        30/360 (4)
2-A-1.......        6.1320%              (2)             calendar month (3)        30/360 (4)
2-A-2.......        6.1320%              (2)             calendar month (3)        30/360 (4)
3-A-1.......        6.0311%              (2)             calendar month (3)        30/360 (4)
3-A-2.......        5.3200%       LIBOR + 0.35% (5)       25th to 24th (6)         30/360 (4)
3-X.........        0.7111%              (7), (8)        calendar month (3)        30/360 (4)
3-A-3.......        6.0311%              (2)             calendar month (3)        30/360 (4)
3-A-4.......        6.0311%              (2)             calendar month (3)        30/360 (4)
4-A-1.......        5.1900%       LIBOR + 0.22% (5)       25th to 24th (6)       Actual/360 (9)
4-X.........        0.8553%              (8), (10)       calendar month (3)        30/360 (4)
A-R.........        6.1320%              (2)             calendar month (3)        30/360 (4)
B-1.........        6.0589%             (11)             calendar month (3)        30/360 (4)
B-2.........        6.0589%             (11)             calendar month (3)        30/360 (4)
B-3.........        6.0589%             (11)             calendar month (3)        30/360 (4)
NON-OFFERED
CERTIFICATES
Class P-1...           (12)             (12)                     N/A                  N/A
Class P-2...           (12)             (12)                     N/A                  N/A
Class B-4...        6.0589%             (11)             calendar month (3)        30/360 (4)
Class B-5...        6.0589%             (11)             calendar month (3)        30/360 (4)
Class B-6...        6.0589%             (11)             calendar month (3)        30/360 (4)

----------
(1)  Reflects the expected pass-through rate as of the closing date.

(2) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.

(3) The interest accrual period for any distribution date will be the calendar month preceding that distribution date. These certificates will settle with accrued interest.

(4) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.

(5) The pass-through rate on this class of certificates may adjust monthly based on the level of one-month LIBOR, subject to an interest rate cap, as described in this free writing prospectus under "Description of the Certificates - Interest." LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." Additionally, after the first possible optional termination date, the pass-through margin of this class of certificates will double.

(6) The interest accrual period for any distribution date will be the one-month period commencing on the 25th day of the month before the month in which that distribution date occurs (or the closing date in the case of the first distribution date for the Class 4-A-1 Certificates) and ending on the 24th day of the month in which the distribution date occurs. The Class 3-A-2 Certificates will settle with accrued interest whereas the Class 4-A-1 Certificates will settle without accrued interest.

(7) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the group 3 mortgage loans minus the pass-through rate of the Class 3-A-2 Certificates for that interest accrual period.

(8) On each distribution date a portion of the interest otherwise distributable on the Class 3-X and Class 4-X Certificates may, in lieu of being distributed to such class of certificates, instead be deposited into the carryover reserve fund and will be used to pay certain net WAC carryover shortfalls (i) in respect of the Class 3-A-2 Certificates, in the case of the Class 3-X Certificates, and (ii) in respect of the Class 4-A-1 Certificates, in the case of the Class 4-X Certificates.

(9) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the interest accrual period.

(10) The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the group 4 mortgage loans minus the pass-through rate of the Class 4-A-1 Certificates for that interest accrual period.

(11) The pass-through rate for the subordinated certificates for the interest accrual period for any distribution date, will be equal to (i) the sum of the following for each loan group: the product of (x) the weighted average of the adjusted net mortgage rates of the mortgage loans in that loan group as of the first day of the prior calendar month and (y) the aggregate stated principal balance of the mortgage loans in that loan group as of the first day of the prior calendar month (after giving effect to principal prepayments received in the prepayment period that includes that first day), minus the aggregate class certificate balance of the senior certificates related to that loan group immediately prior to that distribution date, divided by (ii) the aggregate class certificate balance of the subordinated certificates immediately prior to that distribution date.

(12) The Class P-1 and Class P-2 Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

         DESIGNATION                         CLASS OF CERTIFICATES
----------------------------   -------------------------------------------------
Senior Certificates:           Class 1-A-1, Class 2-A-1, Class 2-A-2, Class
                               3-A-1, Class 3-A-2, Class 3-X, Class 3-A-3, Class
                               3-A-4, Class 4-A-1, Class 4-X and Class A-R
                               Certificates

Subordinate Certificates:      Class B-1, Class B-2, Class B-3, Class B-4, Class
                               B-5 and Class B-6 Certificates

Group 1 Certificates           Class 1-A-1 Certificates

Group 2 Certificates           Class 2-A-1, Class 2-A-2 and Class A-R
                               Certificates

Group 3 Certificates           Class 3-A-1, Class 3-A-2, Class 3-X, Class 3-A-3
                               and Class 3-A-4 Certificates

Group 4 Certificates           Class 4-A-1 and Class 4-X Certificates

Notional Amount Certificates   Class 3-X and Class 4-X Certificates

LIBOR Certificates             Class 3-A-2 and Class 4-A-1 Certificates

Super Senior Certificates      Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class
                               3-A-3

Support Certificates:          Class 2-A-2 and Class 3-A-4 Certificates

Offered Certificates:          Senior Certificates, Class B-1, Class B-2 and
                               Class B-3 Certificates

RECORD DATE

The record date (x) for the LIBOR Certificates, so long as such certificates are book-entry certificates, is the business day immediately prior to such distribution date and (y) for any other class of certificates and any definitive certificates, is the last business day of the month immediately preceding the month of such distribution date.

DENOMINATIONS

$25,000 and multiples of $1,000 in excess thereof.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for May 25, 2006.

INTEREST DISTRIBUTIONS

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-9.

On each distribution date, to the extent funds are available for the related loan group, each interest-bearing class of certificates will be entitled to receive:

o interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount immediately prior to that distribution date; and

o    any interest remaining unpaid from prior distribution dates; less

o any net interest shortfalls allocated to that class for that distribution date.

o in the case of the Class 3-X and Class 4-X Certificates, the distributions of interest that each such class is entitled to receive on any distribution date may be used to pay certain carryover amounts to certain other classes of offered certificates.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in a loan group exceeds the amount of the reduction in the servicer's servicing compensation, the interest entitlement for each related class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but was not paid, on a prior distribution date) will be payable as and to the extent described in this free writing prospectus.

ALLOCATION OF NET INTEREST SHORTFALLS

For any distribution date, the interest entitlement for each interest-bearing class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group resulting from:

     o    prepayments on the mortgage loans; and

     o reductions in the interest rate on the related mortgage loans due to Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all interest-bearing classes of the related senior certificates based on their respective entitlements and the classes of subordinated certificates, based on interest accrued on each such subordinated class' share of the assumed balance, as described more fully in this free writing prospectus under "Description of the Certificates -- Interest," in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under "-- Priority of Distributions Among Certificates," interest will be distributed on each class of related certificates, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following (after the fees and expenses described under the next heading are subtracted):

o all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures;

o net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

o    subsequent recoveries with respect to mortgage loans in that loan group;

o partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer, and the compensating interest; and

o any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by a seller or originator or purchased by the servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

o the servicing fee and additional servicing compensation due to the servicer;

o    the trustee fee due to the trustee;

o    any lender paid mortgage insurance premiums

o amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

o all prepayment charges (which are distributable only to the Class P-1 and Class P-2 Certificates); and

o all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from the amount available for distribution to the certificateholders will reduce the amount that could be distributed to the certificateholders.

SERVICING COMPENSATION

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan of 0.375% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation from late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF DISTRIBUTIONS

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

o to interest on each interest-bearing class of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

o to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

o to interest on and then principal of the classes of subordinated certificates, in the order of their seniority, beginning with the Class B-1 Certificates, in each case subject to the limitations set forth below; and

o from any remaining available amounts, to the Class A-R Certificates, as applicable.

PRINCIPAL DISTRIBUTIONS

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the subordinated certificates:

o in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the principal balance of the mortgage loans in that loan group and

o in the case of principal prepayments on the mortgage loans related to a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

o no decrease in the senior prepayment percentage related to a loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group are satisfied and

o if the subordination percentage meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group are satisfied (referred to as the "two-times test"), the senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Senior Certificates:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

o with respect to loan group 1, to the Class 1-A-1 Certificates until its class certificate balance is reduced to zero.

o    with respect to loan group 2, in the following order of priority:

     1) to the Class A-R Certificates until its class certificate balance is reduced to zero; and

     2) concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

o    with respect to loan group 3, in the following order of priority:

     1) in an amount up to $1,000 for each distribution date in the following order of priority:

          a) to the Class 3-A-2 Certificates until its class certificate balance is reduced to zero;

          b) to the Class 3-A-3 Certificates, the Priority Amount until its class certificate balance is reduced to zero;

          c) to the Class 3-A-4 Certificates until its class certificate balance is reduced to zero; and

          d) to the Class 3-A-3 Certificates, without regard to the Priority Amount, until its class certificate balance is reduced to zero;

     2) in an amount up to $2,250,000 for each distribution date, to the Class 3-A-1 Certificates until its class certificate balance is reduced to zero;

     3) to the Class 3-A-2 Certificates until its class certificate balance is reduced to zero;

     4) to the Class 3-A-3 Certificates, the Priority Amount until its class certificate balance is reduced to zero;

     5) to the Class 3-A-4 Certificates until its class certificate balance is reduced to zero;

     6) to the Class 3-A-3 Certificates, without regard to the Priority Amount, until its class certificate balance is reduced to zero; and

     7) to the Class 3-A-1 Certificates until its class certificate balance is reduced to zero.

o with respect to loan group 4, to the Class 4-A-1 Certificates until its class certificate balance is reduced to zero.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the principal amount related to each loan group, up to the related subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class B-1 Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the related subordinated principal distribution amount from all loan groups; provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments. Instead, the portion of principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

REQUIRED REPURCHASES OR SUBSTITUTIONS OF MORTGAGE LOANS

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, each class of subordinated certificates will have a distribution priority over the class or classes of certificates with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest priority of distribution, and second to the related senior certificates (other than the notional amount certificates). However, any realized losses on the mortgage loans in a loan group that would otherwise be allocated to the related Super Senior Class of certificates will instead be allocated to the related Support Class of certificates until its class certificate balance is reduced to zero.

Additionally, as described above under "-- Principal Payments," unless certain conditions are met, the senior prepayment percentage related to a loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the subordinated certificates) will exceed the related senior percentage (which represents such senior certificates' pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Cross-Collateralization

If the senior certificates of one group have been paid in full before the senior certificates of the other groups, all principal on the mortgage loans related to the senior certificate group that was paid in full will be distributed to the remaining senior certificates on a pro rata basis. However, those distributions will not be made if the level of subordination provided to the senior certificates has doubled from the original level and the delinquency performance of the mortgage loans satisfies the test described under "Description of the Certificates--Cross-Collateralization."

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group (any such group, an "undercollateralized group"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated principal balance of the mortgage loans in that loan group (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan groups remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

YIELD MAINTENANCE AGREEMENT

The issuing entity will have the benefit of an interest rate corridor contract for the Class 3-A-2 Certificates. On or prior to the yield maintenance agreement termination date, amounts paid under the yield maintenance agreement will be available as described in this free writing prospectus to make payments of the yield supplement amount, to the extent not distributed to the Class 3-A-2 Certificates from interest otherwise distributable on the Class 3-X Certificates, to the Class 3-A-2 Certificates if LIBOR (as calculated for the interest accrual period related to that distribution date) exceeds 5.6923%, with a ceiling of 9.1500%.

THE CARRYOVER RESERVE FUND

On each distribution date, (i) certain amounts otherwise distributable to the Class 3-X Certificates as interest will be deposited into the carryover reserve fund and distributed to pay net WAC carryover amounts in an amount up to the unpaid net WAC carryover amount for the Class 3-A-2 Certificates for that distribution date and any prior distribution date and (ii) certain amounts otherwise distributable to the Class 4-X Certificates as interest will be deposited into the carryover reserve fund and distributed to pay net WAC carryover amounts to the Class 4-A-1 Certificates in an amount up to its remaining unpaid net WAC carryover amounts for that distribution date and any prior distribution date. The Class 3-X and Class 4-X Certificates will not be reimbursed for any shortfalls resulting from the payment rules described in this paragraph.

ADVANCES

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

OPTIONAL TERMINATION

The servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of all of the mortgage loans and real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

TAX STATUS

For federal income tax purposes, the issuing entity (exclusive of the yield maintenance agreement, the yield maintenance reserve fund and the carryover reserve fund) will comprise one or more real estate mortgage investment conduits in a tiered structure. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates, which, other than the Class A-R Certificate, will represent the regular interests in the Master REMIC. The rights of the LIBOR certificates to receive payments of net WAC carryover amounts (and of the Class 3-A-2 certificates to receive yield supplement amounts) will represent, for federal income tax purposes, separate contractual rights coupled with REMIC regular interests within the meaning of Treasury regulation ss. 1.860G-2(i). The Class A-R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class B-1 and Class B-2 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-3 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act.

                                THE MORTGAGE POOL

                                  LOAN GROUP 1

                MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE       OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
RANGE OF                         MORTGAGE        BALANCE        MORTGAGE
MORTGAGE RATES (%)                 LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
5.001 - 5.500.................        5      $ 1,731,519.65       2.30%
5.501 - 6.000.................       38       11,610,462.41      15.42
6.001 - 6.500.................      121       37,020,472.40      49.16
6.501 - 7.000.................       77       20,702,326.74      27.49
7.001 - 7.500.................       11        3,077,780.16       4.09
7.501 - 8.000.................        2          725,050.00       0.96
8.001 - 8.500.................        1          200,000.00       0.27
8.501 - 9.000.................        2          244,500.00       0.32
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 6.428% per annum.

          CURRENT PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
RANGE OF CURRENT MORTGAGE         MORTGAGE       BALANCE        MORTGAGE
LOAN PRINCIPAL BALANCES ($)        LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
50,000.01 - 100,000.00........       10      $   839,481.89       1.11%
100,000.01 - 150,000.00.......       10        1,159,256.92       1.54
150,000.01 - 200,000.00.......       34        6,073,254.94       8.06
200,000.01 - 250,000.00.......       42        9,339,092.58      12.40
250,000.01 - 300,000.00.......       30        8,394,574.51      11.15
300,000.01 - 350,000.00.......       44       14,431,863.30      19.16
350,000.01 - 400,000.00.......       50       18,821,001.16      24.99
400,000.01 - 450,000.00.......       27       11,210,026.71      14.88
450,000.01 - 500,000.00.......        6        2,791,200.00       3.71
500,000.01 - 550,000.00.......        1          500,100.00       0.66
550,000.01 - 600,000.00.......        3        1,752,259.35       2.33
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 1 Mortgage Loans was approximately $293,043.

        ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
RANGE OF ORIGINAL                 MORTGAGE       BALANCE        MORTGAGE
LOAN-TO-VALUE RATIO (%)            LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
20.01 - 30.00.................        3      $   735,120.45       0.98%
30.01 - 40.00.................       10        2,140,000.00       2.84
40.01 - 50.00.................       23        7,958,259.35      10.57
50.01 - 60.00.................       26        7,695,548.94      10.22
60.01 - 70.00.................       48       14,799,076.04      19.65
70.01 - 80.00.................      142       40,577,512.58      53.88
80.01 - 90.00.................        2          670,249.00       0.89
90.01 - 100.00................        3          736,345.00       0.98
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 69.16%.

         ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
ORIGINAL TERM TO                  MORTGAGE       BALANCE        MORTGAGE
STATED MATURITY (MONTHS)           LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
360...........................      257      $75,312,111.36     100.00%
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

      REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
RANGE OF REMAINING                GROUP 1       PRINCIPAL       GROUP 1
TERMS TO STATED                   MORTGAGE       BALANCE        MORTGAGE
MATURITY (MONTHS)                  LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
301 - 360.....................      257      $75,312,111.36     100.00%
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately 360 months.

       GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1
                                 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
                                  MORTGAGE       BALANCE        MORTGAGE
GEOGRAPHIC AREA                    LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
Arizona.......................        9      $ 1,965,916.27       2.61%
California....................      136       44,765,987.25      59.44
Colorado......................        9        1,804,510.00       2.40
Connecticut...................        1          402,500.00       0.53
District of Columbia..........        1          404,000.00       0.54
Florida.......................       15        3,967,766.41       5.27
Georgia.......................        8        1,872,150.90       2.49
Hawaii........................        3        1,269,615.00       1.69
Illinois......................        8        1,884,400.00       2.50
Maryland......................        9        2,406,204.00       3.19
Massachusetts.................        2          532,000.00       0.71
Michigan......................        1          202,400.00       0.27
Minnesota.....................        4          730,220.00       0.97
Missouri......................        2          210,000.00       0.28
Nevada........................        6        1,610,425.00       2.14
New Jersey....................        8        2,055,095.00       2.73
New Mexico....................        1          341,606.00       0.45
New York......................        8        2,856,061.71       3.79
North Carolina................        3          668,500.00       0.89
Oregon........................        1          182,000.00       0.24
Pennsylvania..................        5          950,926.65       1.26
South Carolina................        3          653,460.00       0.87
Texas.........................        3          449,352.92       0.60
Utah..........................        1          173,600.00       0.23
Virginia......................        9        2,792,654.25       3.71
Washington....................        1          160,760.00       0.21
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

        MORTGAGORS' FICO CREDIT SCORES FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
RANGE OF                          MORTGAGE       BALANCE        MORTGAGE
FICO CREDIT SCORES                 LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
801 - 820.....................        8      $ 2,544,890.10       3.38%
781 - 800.....................       20        5,572,969.00       7.40
761 - 780.....................       25        7,628,660.90      10.13
741 - 760.....................       30        8,434,372.13      11.20
721 - 740.....................       35       10,395,143.00      13.80
701 - 720.....................       35       10,896,777.00      14.47
681 - 700.....................       34        9,608,007.09      12.76
661 - 680.....................       29        8,469,684.09      11.25
641 - 660.....................       18        5,061,544.45       6.72
621 - 640.....................       22        6,283,063.60       8.34
601 - 620.....................        1          417,000.00       0.55
                                    ---      --------------     ------
   TOTAL:.....................      257      $75,312,111.36     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 1 Mortgage Loans was approximately 715.

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
                                  MORTGAGE       BALANCE        MORTGAGE
PROPERTY TYPE                      LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
Single Family Residence ......      121      $34,774,011.27      46.17%
Planned Unit
   Development (PUD)..........       52       15,267,420.21      20.27
Two- to Four-Family
   Residence..................       36       13,202,030.10      17.53
Condominium...................       44       11,113,012.85      14.76
Townhouse.....................        4          955,636.93       1.27
                                    ---      --------------     ------
   TOTAL:....................       257      $75,312,111.36     100.00%
                                    ===      ==============     ======

                      PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 1       PRINCIPAL       GROUP 1
                                  MORTGAGE       BALANCE        MORTGAGE
LOAN PURPOSE                       LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
Purchase......................      136      $39,573,152.74      52.55%
Refinance (Cash Out)..........       96       28,842,845.21      38.30
Refinance (Rate/Term).........       25        6,896,113.41       9.16
                                    ---      --------------     ------
   TOTAL:....................       257      $75,312,111.36     100.00%
                                    ===      ==============     ======

               OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
                                  MORTGAGE        BALANCE         THE GROUP 1
OCCUPANCY TYPE                      LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
Primary Home..................       218      $65,478,291.94         86.94%
Investment....................        34        8,419,474.98         11.18
Secondary Home................         5        1,414,344.44          1.88
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

              DOCUMENTATION PROGRAMS OF THE GROUP 1 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
                                  MORTGAGE        BALANCE         THE GROUP 1
TYPE OF PROGRAM                     LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
Full/Alternate................        54      $14,542,544.37         19.31%
Stated Income.................       116       33,862,933.20         44.96
No Ratio......................        25        8,067,619.75         10.71
No Income/No Asset............        11        2,844,584.69          3.78
                                     ---      --------------        ------
No Doc........................        51       15,994,429.35         21.24
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

              RANGES OF LOAN AGE FOR THE GROUP 1 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
RANGE OF LOAN AGE                 MORTGAGE        BALANCE         THE GROUP 1
(MONTHS)                            LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
0.............................       192      $55,513,812.00         73.71%
1-5...........................        63       19,129,804.05         25.40
6-10..........................         2          668,495.31          0.89
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1 Mortgage Loans was approximately 0 months.

                  LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
                                  MORTGAGE        BALANCE         THE GROUP 1
LOAN PROGRAM                        LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
10/1 CMT Interest Only........         1      $   323,998.90          0.43%
10/1 LIBOR....................        16        4,118,924.46          5.47
10/1 LIBOR 30/40 Balloon......         1           60,751.89          0.08
10/1 LIBOR Interest Only......       219       64,591,275.12         85.76
10/6 LIBOR....................         4        1,214,671.49          1.61
10/6 LIBOR Interest Only......        16        5,002,489.50          6.64
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

              PREPAYMENT CHARGE TERMS OF THE GROUP 1 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
PREPAYMENT CHARGE                 MORTGAGE        BALANCE         THE GROUP 1
TERM (MONTHS)                       LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
None..........................       128      $37,739,905.14         50.11%
12............................        18        5,501,601.00          7.31
24............................        19        5,135,592.25          6.82
36............................        91       26,750,064.03         35.52
60............................         1          184,948.94          0.25
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

                 GROSS MARGINS FOR THE GROUP 1 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
RANGE OF                          MORTGAGE        BALANCE         THE GROUP 1
GROSS MARGIN (%)                    LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
2.000 - 2.499.................        18      $ 5,764,337.25          7.65%
2.500 - 2.999.................       238       69,107,774.11         91.76
3.000 - 3.499.................         1          440,000.00          0.58
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans was approximately 2.715%.

        MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 1 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
RANGE OF NUMBER OF               OF GROUP 1      PRINCIPAL       OUTSTANDING OF
MONTHS TO INITIAL                 MORTGAGE        BALANCE         THE GROUP 1
ADJUSTMENT DATE                     LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
111 - 120.....................       230      $67,646,396.36         89.82%
121 - 130.....................        27        7,665,715.00         10.18
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

            MAXIMUM MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                   NUMBER        AGGREGATE     PRINCIPAL BALANCE
                                 OF GROUP 1      PRINCIPAL       OUTSTANDING OF
RANGES OF MAXIMUM                 MORTGAGE        BALANCE         THE GROUP 1
MORTGAGE RATE (%)                   LOANS       OUTSTANDING      MORTGAGE LOANS
------------------------------   ----------   --------------   -----------------
10.000 - 10.499...............         1      $   370,500.00          0.49%
10.500 - 10.999...............        24        7,410,911.65          9.84
11.000 - 11.499...............        95       28,887,438.13         38.36
11.500 - 11.999...............       103       28,855,311.00         38.31
12.000 - 12.499...............        19        5,604,832.28          7.44
12.500 - 12.999...............        10        2,966,574.14          3.94
13.000 - 13.499...............         3          972,044.16          1.29
13.500 - 13.999...............         2          244,500.00          0.32
                                     ---      --------------        ------
   TOTAL:.....................       257      $75,312,111.36        100.00%
                                     ===      ==============        ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 11.511%.

           INITIAL PERIODIC RATE CAP FOR THE GROUP 1 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                 NUMBER OF      AGGREGATE         BALANCE
RANGES OF INITIAL                 GROUP 1       PRINCIPAL     OUTSTANDING OF
PERIODIC RATE                     MORTGAGE       BALANCE        THE GROUP 1
CAP(%)                             LOANS       OUTSTANDING    MORTGAGE LOANS
------------------------------   ---------   --------------   --------------
5.000.........................      243      $70,698,670.82        93.87%
6.000.........................       14        4,613,440.54         6.13
                                    ---      --------------       ------
   TOTAL:.....................      257      $75,312,111.36       100.00%
                                    ===      ==============       ======

----------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 1 Mortgage Loans was approximately 5.061%.

         SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 1 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                 NUMBER OF      AGGREGATE         BALANCE
RANGES OF SUBSEQUENT              GROUP 1       PRINCIPAL     OUTSTANDING OF
PERIODIC RATE                     MORTGAGE       BALANCE        THE GROUP 1
CAP(%)                             LOANS       OUTSTANDING    MORTGAGE LOANS
------------------------------   ---------   --------------   --------------
1.000.........................        6      $ 1,603,720.45         2.13%
2.000.........................      251       73,708,390.91        97.87
                                    ---      --------------       ------
   TOTAL:.....................      257      $75,312,111.36       100.00%
                                    ===      ==============       ======

----------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 1 Mortgage Loans was approximately 1.979%.

                                  LOAN GROUP 2

                MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                  NUMBER                         BALANCE
                                 OF GROUP      AGGREGATE       OUTSTANDING
                                     2         PRINCIPAL      OF THE GROUP
RANGE OF MORTGAGE                MORTGAGE       BALANCE        2 MORTGAGE
RATES (%)                          LOANS      OUTSTANDING         LOANS
------------------------------   --------   ---------------   ------------
5.001 - 5.500.................        7     $  2,579,764.27        1.15%
5.501 - 6.000.................       86       27,275,753.99       12.12
6.001 - 6.500.................      375      112,491,762.12       49.99
6.501 - 7.000.................      219       58,968,140.37       26.21
7.001 - 7.500.................       65       15,876,858.62        7.06
7.501 - 8.000.................       20        5,786,852.00        2.57
8.001 - 8.500.................        8        2,027,200.00        0.90
                                    ---     ---------------      ------
   TOTAL:.....................      780     $225,006,331.37      100.00%
                                    ===     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 6.511% per annum.

          CURRENT PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                  NUMBER                         BALANCE
                                 OF GROUP      AGGREGATE       OUTSTANDING
RANGE OF CURRENT                     2         PRINCIPAL      OF THE GROUP
MORTGAGE LOAN PRINCIPAL          MORTGAGE       BALANCE        2 MORTGAGE
BALANCES ($)                       LOANS      OUTSTANDING         LOANS
------------------------------   --------   ---------------   ------------
50,000.01 - 100,000.00........       14     $  1,180,384.23        0.52%
100,000.01 - 150,000.00.......       63        8,038,045.08        3.57
150,000.01 - 200,000.00.......       93       16,578,487.24        7.37
200,000.01 - 250,000.00.......      124       27,715,465.50       12.32
250,000.01 - 300,000.00.......      130       35,828,446.29       15.92
300,000.01 - 350,000.00.......      130       42,435,718.07       18.86
350,000.01 - 400,000.00.......      130       48,850,979.93       21.71
400,000.01 - 450,000.00.......       64       26,505,105.03       11.78
450,000.01 - 500,000.00.......       12        5,731,400.00        2.55
500,000.01 - 550,000.00.......        7        3,696,250.00        1.64
550,000.01 - 600,000.00.......        2        1,148,150.00        0.51
600,000.01 - 650,000.00.......        5        3,142,900.00        1.40
650,000.01 - 700,000.00.......        5        3,399,000.00        1.51
750,000.01 - 800,000.00.......        1          756,000.00        0.34
                                    ---     ---------------      ------
   TOTAL:.....................      780     $225,006,331.37      100.00%
                                    ===     ===============      ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 2 Mortgage Loans was approximately $288,470.

        ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                  NUMBER                         BALANCE
                                 OF GROUP      AGGREGATE       OUTSTANDING
RANGE OF ORIGINAL                    2         PRINCIPAL      OF THE GROUP
LOAN-TO-                         MORTGAGE       BALANCE        2 MORTGAGE
VALUE RATIO (%)                    LOANS      OUTSTANDING         LOANS
------------------------------   --------   ---------------   ------------
10.01 - 20.00.................        3     $    519,496.23        0.23%
20.01 - 30.00.................        5          763,000.00        0.34
30.01 - 40.00.................       24        5,565,600.00        2.47
40.01 - 50.00.................       40       11,769,015.61        5.23
50.01 - 60.00.................       83       25,072,460.55       11.14
60.01 - 70.00.................      155       47,817,133.41       21.25
70.01 - 80.00.................      464      131,988,689.57       58.66
80.01 - 90.00.................        5        1,266,936.00        0.56
90.01 - 100.00................        1          244,000.00        0.11
                                    ---     ---------------      ------
   TOTAL:.....................      780     $225,006,331.37      100.00%
                                    ===     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 70.56%.

         ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                  NUMBER                         BALANCE
                                 OF GROUP      AGGREGATE       OUTSTANDING
ORIGINAL TERM TO                     2         PRINCIPAL      OF THE GROUP
STATED MATURITY                  MORTGAGE       BALANCE        2 MORTGAGE
(MONTHS)                           LOANS      OUTSTANDING         LOANS
------------------------------   --------   ---------------   ------------
360...........................      780     $225,006,331.37      100.00%
                                    ---     ---------------      ------
   TOTAL:.....................      780     $225,006,331.37      100.00%
                                    ===     ===============      ======

      REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                  NUMBER                         BALANCE
                                 OF GROUP      AGGREGATE       OUTSTANDING
RANGE OF REMAINING                   2         PRINCIPAL      OF THE GROUP
TERMS TO STATED                  MORTGAGE       BALANCE        2 MORTGAGE
MATURITY (MONTHS)                  LOANS      OUTSTANDING         LOANS
------------------------------   --------   ---------------   ------------
301 - 360.....................      780     $225,006,331.37      100.00%
                                    ---     ---------------      ------
   TOTAL:.....................      780     $225,006,331.37      100.00%
                                    ===     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately 360 months.

                         GEOGRAPHIC DISTRIBUTION OF THE
               MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
GEOGRAPHIC AREA                    LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
Arizona ......................       16      $  3,476,300.00          1.54%
Arkansas .....................        1           101,600.00          0.05
California ...................      368       120,429,822.60         53.52
Colorado .....................       28         6,340,054.81          2.82
Connecticut ..................        1           154,000.00          0.07
District of Columbia .........        5         1,760,600.00          0.78
Florida ......................       42         9,520,684.67          4.23
Georgia ......................        7         1,551,420.00          0.69
Hawaii .......................        9         3,728,500.00          1.66
Idaho ........................        1           145,600.00          0.06
Illinois .....................       25         4,834,670.19          2.15
Kansas .......................        3           568,995.84          0.25
Kentucky .....................        1           120,000.00          0.05
Louisiana ....................        2           323,760.00          0.14
Maryland .....................       48        13,031,396.35          5.79
Massachusetts ................       11         3,130,070.00          1.39
Michigan .....................        4           654,200.00          0.29
Minnesota ....................        9         2,005,640.00          0.89
Missouri .....................        2           192,200.00          0.09
Nevada .......................       21         5,133,303.70          2.28
New Hampshire ................        3           709,861.08          0.32
New Jersey ...................       27         7,991,840.00          3.55
New Mexico ...................        1           210,000.00          0.09
New York .....................       59        19,334,656.42          8.59
North Carolina ...............        4           588,365.62          0.26
Ohio .........................        5           747,000.00          0.33
Oregon .......................        4         1,057,692.00          0.47
Pennsylvania .................        2           540,000.00          0.24
Rhode Island .................        3           858,720.00          0.38
South Carolina ...............        4           856,400.00          0.38
Tennessee ....................        3           502,400.00          0.22
Texas ........................       11         2,340,871.00          1.04
Utah .........................        3           580,720.00          0.26
Virginia .....................       23         6,065,156.36          2.70
Washington ...................       24         5,419,830.73          2.41
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

        MORTGAGORS' FICO CREDIT SCORES FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
RANGE OF FICO CREDIT SCORES        LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
821 - 840 ....................        1      $    118,200.00          0.05%
801 - 820 ....................       18         6,165,126.23          2.74
781 - 800 ....................       37        11,849,732.43          5.27
761 - 780 ....................       75        22,768,776.31         10.12
741 - 760 ....................       68        20,382,611.43          9.06
721 - 740 ....................       96        26,789,718.68         11.91
701 - 720 ....................      101        28,841,965.75         12.82
681 - 700 ....................      142        40,437,837.09         17.97
661 - 680 ....................      107        30,969,129.87         13.76
641 - 660 ....................       79        21,256,702.03          9.45
621 - 640 ....................       53        14,773,931.55          6.57
601 - 620 ....................        3           652,600.00          0.29
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 2 Mortgage Loans was approximately 709.

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
PROPERTY TYPE                      LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
Single Family Residence ......      448      $127,423,484.53         56.63%
Two- to Four-Family
   Residence .................       90        34,760,307.10         15.45
Condominium ..................      125        31,723,125.91         14.10
Planned Unit
   Development (PUD) .........      102        27,337,973.83         12.15
Townhouse ....................       14         3,566,440.00          1.59
Cooperative ..................        1           195,000.00          0.09
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

                      PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
LOAN PURPOSE                       LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
Refinance (CashOut) ..........      362      $106,415,749.27         47.29%
Purchase .....................      320        90,006,358.11         40.00
Refinance (Rate/Term) ........       98        28,584,223.99         12.70
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

               OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
OCCUPANCY TYPE                     LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
Primary Home .................      644      $185,037,960.18         82.24%
Investment ...................      115        35,097,745.19         15.60
Secondary Home ...............       21         4,870,626.00          2.16
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

              DOCUMENTATION PROGRAMS OF THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE         OUTSTANDING
                                  GROUP 2       PRINCIPAL            OF THE
                                  MORTGAGE       BALANCE            GROUP 2
TYPE OF PROGRAM                    LOANS       OUTSTANDING       MORTGAGE LOANS
------------------------------   ---------   ---------------   -----------------
Full/Alternate ...............      156      $ 43,329,332.81         19.26%
Fast Forward .................        1           181,200.00          0.08
Stated Income ................      424       124,225,918.68         55.21
No Ratio .....................       35        11,892,389.60          5.29
No Income/No Asset ...........       44        12,615,826.36          5.61
No Doc .......................      120        32,761,663.92         14.56
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

              RANGES OF LOAN AGE FOR THE GROUP 2 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                 AGGREGATE
                                                                 PRINCIPAL
                                                                  BALANCE
                                 NUMBER OF      AGGREGATE      OUTSTANDING
                                  GROUP 2       PRINCIPAL      OF THE GROUP
                                  MORTGAGE       BALANCE        2 MORTGAGE
RANGE OF LOAN AGE (MONTHS)         LOANS       OUTSTANDING         LOANS
------------------------------   ---------   ---------------   ------------
0 ............................      584      $170,317,427.19       75.69%
1-5 ..........................      194        54,094,559.91       24.04
6-10 .........................        2           594,344.27        0.26
                                    ---      ---------------      ------
   TOTAL: ....................      780      $225,006,331.37      100.00%
                                    ===      ===============      ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 2 Mortgage Loans was approximately 0 months.

                  LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS

                                                                 PERCENT OF
                                                                  AGGREGATE
                                                                  PRINCIPAL
                                                                   BALANCE
                                 NUMBER OF      AGGREGATE      OUTSTANDING OF
                                  GROUP 2       PRINCIPAL        THE GROUP 2
                                  MORTGAGE       BALANCE          MORTGAGE
LOAN PROGRAM                       LOANS       OUTSTANDING          LOANS
------------------------------   ---------   ---------------   --------------
10/1 CMT Interest Only .......        1      $    206,000.00         0.09%
10/1 LIBOR ...................       61        15,414,243.07         6.85
10/1 LIBOR 30/40
   Balloon ...................       11         2,160,836.00         0.96
10/1 LIBOR Interest Only .....      651       190,851,972.85        84.82
10/6 LIBOR ...................        6         1,665,407.59         0.74
10/6 LIBOR Interest Only .....       50        14,707,871.86         6.54
                                    ---      ---------------       ------
   TOTAL: ....................      780      $225,006,331.37       100.00%
                                    ===      ===============       ======

              PREPAYMENT CHARGE TERMS OF THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
PREPAYMENT CHARGE                 MORTGAGE       BALANCE            MORTGAGE
TERM (MONTHS)                      LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
None .........................      361      $105,432,467.65         46.86%
12 ...........................       42        11,672,104.91          5.19
24 ...........................       73        21,798,191.48          9.69
36 ...........................      304        86,103,567.33         38.27
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

                 GROSS MARGINS FOR THE GROUP 2 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
                                  MORTGAGE       BALANCE            MORTGAGE
RANGE OF GROSS MARGIN (%)          LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
2.000 - 2.499 ................       50      $ 13,980,364.30          6.21%
2.500 - 2.999 ................      728       210,718,047.07         93.65
3.000 - 3.499 ................        1           180,720.00          0.08
3.500 - 3.999 ................        1           127,200.00          0.06
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans was approximately 2.719%.

        MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 2 MORTGAGE LOANS

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
RANGE OF NUMBER OF MONTHS TO      MORTGAGE       BALANCE            MORTGAGE
INITIAL ADJUSTMENT DATE            LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
111 - 120 ....................      694      $199,126,579.37         88.50%
121 - 130 ....................       86        25,879,752.00         11.50
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

            MAXIMUM MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
RANGE OF MAXIMUM                  MORTGAGE       BALANCE            MORTGAGE
MORTGAGE RATE (%)                  LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
10.000 - 10.499 ..............        5      $  1,791,764.27          0.80%
10.500 - 10.999 ..............       49        16,377,809.85          7.28
11.000 - 11.499 ..............      288        88,243,678.78         39.22
11.500 - 11.999 ..............      282        76,729,740.02         34.10
12.000 - 12.499 ..............       87        22,702,998.54         10.09
12.500 - 12.999 ..............       53        15,285,789.96          6.79
13.000 - 13.499 ..............       13         3,043,463.95          1.35
13.500 - 13.999 ..............        2           657,486.00          0.29
14.000 - 14.499 ..............        1           173,600.00          0.08
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 11.584%.

           INITIAL PERIODIC RATE CAP FOR THE GROUP 2 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
RANGES OF INITIAL                 MORTGAGE       BALANCE            MORTGAGE
PERIODIC RATE CAP(%)               LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
2.000 ........................        1      $    149,861.08          0.07%
4.000 ........................        1           380,000.00          0.17
5.000 ........................      742       214,299,939.77         95.24
6.000 ........................       36        10,176,530.52          4.52
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 2 Mortgage Loans was approximately 5.042%.

         SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 2 MORTGAGE LOANS(1)

                                                                   PERCENT OF
                                                                   AGGREGATE
                                                               PRINCIPAL BALANCE
                                 NUMBER OF      AGGREGATE        OUTSTANDING OF
                                  GROUP 2       PRINCIPAL         THE GROUP 2
RANGES OF SUBSEQUENT              MORTGAGE       BALANCE            MORTGAGE
PERIODIC RATE CAP(%)               LOANS       OUTSTANDING           LOANS
------------------------------   ---------   ---------------   -----------------
1.000 ........................       19      $  5,966,687.85          2.65%
2.000 ........................      761       219,039,643.52         97.35
                                    ---      ---------------        ------
   TOTAL: ....................      780      $225,006,331.37        100.00%
                                    ===      ===============        ======

----------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 2 Mortgage Loans was approximately 1.973%.

                                  LOAN GROUP 3

                MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                                                   AGGREGATE
                                                                   PRINCIPAL
                                   NUMBER        AGGREGATE          BALANCE
                                 OF GROUP 3      PRINCIPAL      OUTSTANDING OF
                                  MORTGAGE        BALANCE         THE GROUP 3
RANGE OF MORTGAGE RATES (%)         LOANS       OUTSTANDING     MORTGAGE LOANS
------------------------------   ----------   --------------    --------------
5.001 - 5.500.................         2      $ 1,331,153.00          0.35%
5.501 - 6.000.................       109       70,580,486.82         18.62
6.001 - 6.500.................       279      185,921,756.35         49.04
6.501 - 7.000.................       161      102,032,870.20         26.91
7.001 - 7.500.................        26       15,291,846.16          4.03
7.501 - 8.000.................         8        3,954,088.00          1.04
                                     ---      ---------------       ------
   TOTAL:.....................       585      $379,112,200.53       100.00%
                                     ===      ===============       ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 3 Mortgage Loans was approximately 6.411% per annum.

          CURRENT PRINCIPAL BALANCES FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                                                   AGGREGATE
                                                                   PRINCIPAL
                                   NUMBER        AGGREGATE          BALANCE
RANGE OF CURRENT                 OF GROUP 3      PRINCIPAL      OUTSTANDING OF
MORTGAGE LOAN PRINCIPAL           MORTGAGE        BALANCE         THE GROUP 3
BALANCES ($)                        LOANS       OUTSTANDING     MORTGAGE LOANS
------------------------------   ----------   --------------    --------------
250,000.01 - 300,000.00.......         1      $    275,000.00         0.07%
400,000.01 - 450,000.00.......        58        25,112,055.48         6.62
450,000.01 - 500,000.00.......        98        46,541,644.75        12.28
500,000.01 - 550,000.00.......        86        45,428,520.09        11.98
550,000.01 - 600,000.00.......        69        39,963,157.13        10.54
600,000.01 - 650,000.00.......        86        54,455,514.14        14.36
650,000.01 - 700,000.00.......        41        27,982,778.02         7.38
700,000.01 - 750,000.00.......        29        21,269,360.00         5.61
750,000.01 - 800,000.00.......        24        18,937,176.67         5.00
800,000.01 - 850,000.00.......        20        16,517,818.25         4.36
850,000.01 - 900,000.00.......        10         8,696,544.00         2.29
900,000.01 - 950,000.00.......         9         8,384,134.00         2.21
950,000.01 - 1,000,000.00.....        29        28,744,499.00         7.58
1,000,000.01 - 2,340,000.00...        25        36,803,999.00         9.71
                                     ---      ---------------       ------
   TOTAL:.....................       585      $379,112,200.53       100.00%
                                     ===      ===============       ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 3 Mortgage Loans was approximately $648,055.

        ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                                                   AGGREGATE
                                                                   PRINCIPAL
                                   NUMBER        AGGREGATE          BALANCE
                                 OF GROUP 3      PRINCIPAL      OUTSTANDING OF
RANGE OF ORIGINAL                 MORTGAGE        BALANCE         THE GROUP 3
LOAN-TO-VALUE RATIO (%)             LOANS       OUTSTANDING     MORTGAGE LOANS
------------------------------   ----------   --------------    --------------
20.01 - 30.00.................         5      $  2,959,000.00         0.78%
30.01 - 40.00.................         7         4,378,416.67         1.15
40.01 - 50.00.................        22        15,950,685.00         4.21
50.01 - 60.00.................        57        44,762,113.88        11.81
60.01 - 70.00.................       134        99,275,347.61        26.19
70.01 - 80.00.................       358       210,644,743.12        55.56
80.01 - 90.00.................         2         1,141,894.25         0.30
                                     ---      ---------------       ------
   TOTAL:.....................       585      $379,112,200.53       100.00%
                                     ===      ===============       ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 3 Mortgage Loans was approximately 70.45%.

         ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
ORIGINAL TERM TO                  MORTGAGE       BALANCE         MORTGAGE
STATED MATURITY (MONTHS)           LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
360...........................      585      $379,112,200.53     100.00%
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

      REMAINING TERMS TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
RANGE OF REMAINING                GROUP 3       PRINCIPAL        GROUP 3
TERMS TO STATED                   MORTGAGE       BALANCE        MORTGAGE
MATURITY (MONTHS)                  LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
301 - 360.....................       585     $379,112,200.53     100.00%
                                     ---     ---------------     ------
   TOTAL:.....................       585     $379,112,200.53     100.00%
                                     ===     ===============     ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans was approximately 360 months.

       GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 3
                                 MORTGAGE LOANS

                                                                PERCENT OF
                                                                 AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                   GROUP 3      PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
GEOGRAPHIC AREA                     LOANS      OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Arizona.......................        4      $  2,986,250.00       0.79%
California....................      454       298,477,182.49      78.73
Colorado......................        7         4,108,083.00       1.08
Delaware......................        1           641,980.00       0.17
District of Columbia..........        2         1,570,700.00       0.41
Florida.......................       16        11,208,876.00       2.96
Illinois......................        5         3,585,814.00       0.95
Maine.........................        1           530,000.00       0.14
Maryland......................       20        11,369,140.00       3.00
Massachusetts.................        1           480,000.00       0.13
Minnesota.....................        1           672,000.00       0.18
Missouri......................        1           610,000.00       0.16
Nevada........................        4         2,624,400.00       0.69
New Jersey....................       10         6,318,813.79       1.67
New Mexico....................        1           544,000.00       0.14
New York......................       20        11,613,289.75       3.06
North Carolina................        1           428,500.00       0.11
Oregon........................        2           957,920.00       0.25
South Carolina................        3         2,059,900.00       0.54
Tennessee.....................        2         1,282,400.00       0.34
Texas.........................        1           545,000.00       0.14
Vermont.......................        1           610,000.00       0.16
Virginia......................       21        11,983,151.50       3.16
Washington....................        6         3,904,800.00       1.03
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

        MORTGAGORS' FICO CREDIT SCORES FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
RANGE OF FICO CREDIT SCORES        LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
801 - 820.....................        7      $  3,966,289.00        1.05%
781 - 800.....................       37        25,555,838.16        6.74
761 - 780.....................       78        53,767,735.78       14.18
741 - 760.....................       70        47,257,155.88       12.47
721 - 740.....................       92        64,332,151.83       16.97
701 - 720.....................       94        58,244,373.21       15.36
681 - 700.....................       85        51,926,787.52       13.70
661 - 680.....................       68        41,893,321.00       11.05
641 - 660.....................       34        20,678,995.15        5.45
621 - 640.....................       20        11,489,553.00        3.03
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 3 Mortgage Loans was approximately 722.

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
PROPERTY TYPE                      LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Single Family Residence.......      373      $242,984,590.37       64.09%
Planned Unit
Development (PUD).............      126        79,295,426.16       20.92
Condominium...................       52        30,243,084.00        7.98
Two- to Four-Family
Residence.....................       29        23,249,900.00        6.13
Townhouse.....................        5         3,339,200.00        0.88
                                    ---      ---------------      ------
   TOTAL:.....................      585      $379,112,200.53      100.00%
                                    ===      ===============      ======

                      PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE        MORTGAGE
LOAN PURPOSE                       LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Purchase......................       275     $174,689,675.66      46.08%
Refinance (Cash Out)..........       211      140,034,284.46      36.94
Refinance (Rate/Term).........        99       64,388,240.41      16.98
                                     ---     ---------------     ------
   TOTAL:.....................       585     $379,112,200.53     100.00%
                                     ===     ===============     ======

               OCCUPANCY TYPES FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
OCCUPANCY TYPE                     LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Primary Home..................      527      $335,937,150.99      88.61%
Investment....................       42        30,295,950.54       7.99
Secondary Home................       16        12,879,099.00       3.40
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

              DOCUMENTATION PROGRAMS OF THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
TYPE OF PROGRAM                    LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Full/Alternate................      101      $ 68,318,373.51      18.02%
Stated Income.................      348       220,232,196.13      58.09
No Ratio......................       53        37,845,339.03       9.98
No Income/No Asset............       18        12,253,549.00       3.23
No Doc........................       65        40,462,742.86      10.67
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

              RANGES OF LOAN AGE FOR THE GROUP 3 MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
RANGE OF LOAN AGE (MONTHS)         LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
0.............................      454      $299,262,915.00      78.94%
1-5...........................      126        76,628,765.53      20.21
6-10..........................        5         3,220,520.00       0.85
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 3 Mortgage Loans was approximately 0 months.

                  LOAN PROGRAMS FOR THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE        MORTGAGE
LOAN PROGRAM                       LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
10/1 LIBOR....................       27      $ 17,470,839.75       4.61%
10/1 LIBOR 30/40 Balloon......        1           593,500.00       0.16
10/1 LIBOR Interest Only......      497       323,978,814.28      85.46
10/6 LIBOR....................        1           622,396.70       0.16
10/6 LIBOR Interest Only......       59        36,446,649.80       9.61
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

              PREPAYMENT CHARGE TERMS OF THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
PREPAYMENT CHARGE                 MORTGAGE       BALANCE         MORTGAGE
TERM (MONTHS)                      LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
None..........................      286      $189,824,495.48      50.07%
12............................       37        22,907,096.00       6.04
24............................       61        39,104,659.67      10.31
36............................      200       126,837,949.38      33.46
60............................        1           438,000.00       0.12
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

                 GROSS MARGINS FOR THE GROUP 3 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
RANGE OF GROSS MARGIN (%)          LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
2.000 - 2.499.................       62      $ 37,850,033.02       9.98%
2.500 - 2.999.................      520       339,815,467.51      89.63
3.500 - 3.999.................        3         1,446,700.00       0.38
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans was approximately 2.704%.

        MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 3 MORTGAGE LOANS

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
RANGE OF MONTHS TO INITIAL        MORTGAGE       BALANCE         MORTGAGE
ADJUSTMENT DATE                    LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
111 - 120.....................      485      $313,723,614.53      82.75%
121 - 130.....................      100        65,388,586.00      17.25
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

            MAXIMUM MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
RANGE OF MAXIMUM                  MORTGAGE       BALANCE         MORTGAGE
MORTGAGE RATE (%)                  LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
10.000 - 10.499...............        1      $    631,153.00       0.17%
10.500 - 10.999...............       70        45,513,699.57      12.01
11.000 - 11.499...............      228       155,537,124.34      41.03
11.500 - 11.999...............      192       121,050,792.96      31.93
12.000 - 12.499...............       52        31,199,967.42       8.23
12.500 - 12.999...............       38        22,623,766.54       5.97
13.000 - 13.499...............        4         2,555,696.70       0.67
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Mortgage Loans was approximately 11.502%.

           INITIAL PERIODIC RATE CAP FOR THE GROUP 3 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE         OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
                                  MORTGAGE       BALANCE         MORTGAGE
INITIAL PERIODIC RATE CAP(%)       LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
5.000.........................      543      $354,089,741.76      93.40%
6.000.........................       42        25,022,458.77        6.6
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Group 3 Mortgage Loans was approximately 5.066%.

         SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 3 MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 3       PRINCIPAL        GROUP 3
SUBSEQUENT PERIODIC               MORTGAGE       BALANCE         MORTGAGE
RATE CAP(%)                        LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
1.000.........................       18      $ 12,046,587.73       3.18%
2.000.........................      567       367,065,612.80      96.82
                                    ---      ---------------     ------
   TOTAL:.....................      585      $379,112,200.53     100.00%
                                    ===      ===============     ======

----------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Group 3 Mortgage Loans was approximately 1.968%.

                                  LOAN GROUP 4

                MORTGAGE RATES FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                              AGGREGATE
                                                              PRINCIPAL
                                                               BALANCE
                                  NUMBER                     OUTSTANDING
                                    OF         AGGREGATE        OF THE
                                  GROUP 4      PRINCIPAL       GROUP 4
RANGE OF MORTGAGE                MORTGAGE       BALANCE        MORTGAGE
RATES (%)                          LOANS      OUTSTANDING       LOANS
------------------------------   --------   --------------   -----------
4.501 - 5.000.................       1      $   584,000.00       4.06%
5.001 - 5.500.................       6        2,949,490.06      20.52
5.501 - 6.000.................       6        3,505,600.00      24.39
6.001 - 6.500.................      11        4,219,957.23      29.37
6.501 - 7.000.................      11        2,983,637.32      20.76
7.001 - 7.500.................       1          127,763.34       0.89
                                   ---      --------------     ------
   TOTAL:.....................      36      $14,370,447.95     100.00%
                                   ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 4 Mortgage Loans was approximately 6.079% per annum.

          CURRENT PRINCIPAL BALANCES FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                              AGGREGATE
                                                              PRINCIPAL
                                                               BALANCE
                                  NUMBER                     OUTSTANDING
                                    OF         AGGREGATE        OF THE
RANGE OF CURRENT                  GROUP 4      PRINCIPAL       GROUP 4
MORTGAGE LOAN PRINCIPAL          MORTGAGE       BALANCE        MORTGAGE
BALANCES ($)                       LOANS      OUTSTANDING       LOANS
------------------------------   --------   --------------   -----------
50,000.01 - 100,000.00........       1      $    94,400.00       0.66%
100,000.01 - 150,000.00.......       5          580,864.00       4.04
200,000.01 - 250,000.00.......       3          669,340.00       4.66
250,000.01 - 300,000.00.......       3          863,596.65       6.01
300,000.01 - 350,000.00.......       3        1,025,402.43       7.14
350,000.01 - 400,000.00.......       4        1,448,096.66      10.08
400,000.01 - 450,000.00.......       4        1,717,400.00      11.95
450,000.01 - 500,000.00.......       5        2,440,077.94      16.98
500,000.01 - 550,000.00.......       3        1,592,750.00      11.08
550,000.01 - 600,000.00.......       2        1,138,000.00       7.92
600,000.01 - 650,000.00.......       1          605,000.00       4.21
750,000.01 - 800,000.00.......       1          795,570.27       5.54
1,000,000.01 - 1,399,950.00...       1        1,399,950.00       9.74
                                   ---      --------------     ------
   TOTAL:.....................      36      $14,370,447.95     100.00%
                                   ===      ==============     ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 4 Mortgage Loans was approximately $399,179.

        ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                              AGGREGATE
                                                              PRINCIPAL
                                                               BALANCE
                                  NUMBER                     OUTSTANDING
                                    OF         AGGREGATE        OF THE
RANGE OF ORIGINAL                 GROUP 4      PRINCIPAL       GROUP 4
LOAN-TO-                         MORTGAGE       BALANCE        MORTGAGE
VALUE RATIO (%)                    LOANS      OUTSTANDING       LOANS
------------------------------   --------   --------------   -----------

40.01 - 50.00.................       1      $ 1,399,950.00       9.74%
50.01 - 60.00.................       4        1,342,400.00       9.34
60.01 - 70.00.................       2          608,500.00       4.23
70.01 - 80.00.................      28       10,891,834.61      75.79
80.01 - 90.00.................       1          127,763.34       0.89
                                   ---      --------------     ------
   TOTAL:.....................      36      $14,370,447.95     100.00%
                                   ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 4 Mortgage Loans was approximately 73.55%.

         ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 4 MORTGAGE LOANS

                                                              PERCENT OF
                                                              AGGREGATE
                                                              PRINCIPAL
                                                               BALANCE
                                  NUMBER                     OUTSTANDING
                                    OF         AGGREGATE        OF THE
ORIGINAL TERM TO                  GROUP 4      PRINCIPAL       GROUP 4
STATED MATURITY                  MORTGAGE       BALANCE        MORTGAGE
(MONTHS)                           LOANS      OUTSTANDING       LOANS
------------------------------   --------   --------------   -----------
360...........................      36      $14,370,447.95     100.00%
                                   ---      --------------     ------
   TOTAL:.....................      36      $14,370,447.95     100.00%
                                   ===      ==============     ======

               REMAINING TERMS TO STATED MATURITY FOR THE GROUP 4
                               MORTGAGE LOANS (1)

                                                              PERCENT OF
                                                              AGGREGATE
                                                              PRINCIPAL
                                                               BALANCE
                                  NUMBER                     OUTSTANDING
                                    OF         AGGREGATE        OF THE
RANGE OF REMAINING                GROUP 4      PRINCIPAL       GROUP 4
TERMS TO STATED                  MORTGAGE       BALANCE        MORTGAGE
MATURITY (MONTHS)                  LOANS      OUTSTANDING       LOANS
------------------------------   --------   --------------   -----------
301-360.......................      36      $14,370,447.95     100.00%
                                   ---      --------------     ------
   TOTAL:.....................      36      $14,370,447.95     100.00%
                                   ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans was approximately 354 months.

  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 4 MORTGAGE
                                     LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
GEOGRAPHIC AREA                     LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
Arizona ......................         3      $   575,840.00       4.01%
California ...................        16        6,892,243.89      47.96
Connecticut ..................         1          295,597.15       2.06
Florida ......................         2          532,537.56       3.71
Hawaii .......................         1          605,000.00       4.21
Illinois .....................         1          352,000.00       2.45
Kansas .......................         1        1,399,950.00       9.74
Maryland .....................         1          345,916.97       2.41
Missouri .....................         1          500,000.00       3.48
New York .....................         2          681,565.67       4.74
Ohio .........................         1           94,400.00       0.66
Texas ........................         2          251,899.67       1.75
Virginia .....................         4        1,843,497.04      12.83
                                     ---      --------------     ------
   TOTAL:.....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

        MORTGAGORS' FICO CREDIT SCORES FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
RANGE OF                          MORTGAGE        BALANCE        MORTGAGE
FICO CREDIT SCORES                  LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
801 - 820 ....................         2      $ 1,054,000.00       7.33%
781 - 800 ....................         2        1,217,970.27       8.48
761 - 780 ....................         3          923,663.34       6.43
741 - 760 ....................         6        1,862,089.10      12.96
721 - 740 ....................         6        2,445,537.56      17.02
701 - 720 ....................        10        4,137,099.18      28.79
681 - 700 ....................         4        1,744,169.21      12.14
661 - 680 ....................         3          985,919.29       6.86
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 4 Mortgage Loans was approximately 731.

          TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 4 MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
PROPERTY TYPE                       LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
Single Family Residence ......        24      $ 9,215,238.70      64.13%
Planned Unit Development
   (PUD) .....................         6        2,950,693.30      20.53
Condominium ..................         6        2,204,515.95      15.34
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

                      PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
LOAN PURPOSE                        LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
Purchase .....................        21      $ 8,138,111.52      56.63%
Refinance (Cash Out) .........         8        4,242,836.33      29.52
Refinance (Rate/Term) ........         7        1,989,500.10      13.84
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

               OCCUPANCY TYPES FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
OCCUPANCY TYPE                      LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
Primary Home .................        35      $14,265,910.39      99.27%
Secondary Home ...............         1          104,537.56       0.73
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

              DOCUMENTATION PROGRAMS OF THE GROUP 4 MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
TYPE OF PROGRAM                     LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
Full/Alternate ...............         3      $ 1,175,900.00       8.18%
Fast Forward .................        14        5,018,675.18      34.92
Stated Income ................        18        8,081,472.77      56.24
No Income/No Asset ...........         1           94,400.00       0.66
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

              RANGES OF LOAN AGE FOR THE GROUP 4 MORTGAGE LOANS (1)

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                               OUTSTANDING
                                   NUMBER        AGGREGATE        OF THE
                                 OF GROUP 4      PRINCIPAL       GROUP 4
                                  MORTGAGE        BALANCE        MORTGAGE
RANGE OF LOAN AGE (MONTHS)          LOANS       OUTSTANDING       LOANS
------------------------------   ----------   --------------   -----------
1-5 ..........................        14      $ 7,334,095.73      51.04%
6-10 .........................        19        6,605,678.33      45.97
11-15 ........................         2          228,673.89       1.59
16 - 20 ......................         1          202,000.00       1.41
                                     ---      --------------     ------
   TOTAL: ....................        36      $14,370,447.95     100.00%
                                     ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 4 Mortgage Loans was approximately 6 months.

                  LOAN PROGRAMS FOR THE GROUP 4 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
                                  MORTGAGE       BALANCE        MORTGAGE
LOAN PROGRAM                       LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
6 Month LIBOR ................        4      $ 1,530,975.82      10.65%
6 Month LIBOR Interest Only ..       32       12,839,472.13      89.35
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

              PREPAYMENT CHARGE TERMS OF THE GROUP 4 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
PREPAYMENT CHARGE                 MORTGAGE       BALANCE        MORTGAGE
TERM (MONTHS)                      LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
None .........................       28      $11,311,450.80      78.71%
12 ...........................        1          605,000.00       4.21
36 ...........................        7        2,453,997.15      17.08
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

                 GROSS MARGINS FOR THE GROUP 4 MORTGAGE LOANS(1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
                                  MORTGAGE       BALANCE        MORTGAGE
RANGE OF GROSS MARGIN (%)          LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
1.000 - 1.499 ................        3      $ 1,879,570.27      13.08%
1.500 - 1.999 ................       18        7,199,888.12       50.1
2.000 - 2.499 ................       13        5,058,688.66       35.2
2.500 - 2.999 ................        2          232,300.90       1.62
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans was approximately 1.836%.

        MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 4 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
RANGE OF NUMBER OF MONTHS         MORTGAGE       BALANCE        MORTGAGE
TO INITIAL ADJUSTMENT DATE         LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
1-6 ..........................       36      $14,370,447.95     100.00%
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

            MAXIMUM MORTGAGE RATES FOR THE GROUP 4 MORTGAGE LOANS(1)

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
RANGE OF                          MORTGAGE       BALANCE        MORTGAGE
MAXIMUM MORTGAGE RATE (%)          LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
12.000 - 12.499 ..............       34      $13,290,878.18      92.49%
17.000 - 17.499 ..............        1          283,999.50       1.98
17.500 - 17.999 ..............        1          795,570.27       5.54
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 4 Mortgage Loans was approximately 12.408%.

            INITIAL PERIODIC RATE CAP FOR THE GROUP 4 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
                                  MORTGAGE       BALANCE        MORTGAGE
INITIAL PERIODIC RATE CAP(%)       LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
None .........................       36      $14,370,447.95     100.00%
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

           SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 4 MORTGAGE LOANS

                                                               PERCENT OF
                                                               AGGREGATE
                                                               PRINCIPAL
                                                                BALANCE
                                                              OUTSTANDING
                                 NUMBER OF      AGGREGATE        OF THE
                                  GROUP 4       PRINCIPAL       GROUP 4
SUBSEQUENT                        MORTGAGE       BALANCE        MORTGAGE
PERIODIC RATE CAP(%)               LOANS       OUTSTANDING       LOANS
------------------------------   ---------   --------------   -----------
None .........................       36      $14,370,447.95     100.00%
                                    ---      --------------     ------
   TOTAL: ....................       36      $14,370,447.95     100.00%
                                    ===      ==============     ======

                            AGGREGATE MORTGAGE LOANS

                    MORTGAGE RATES FOR THE MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
RANGE OF MORTGAGE                 MORTGAGE       BALANCE         MORTGAGE
RATES (%)                          LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
4.501 - 5.000.................         1     $    584,000.00       0.08%
5.001 - 5.500.................        20        8,591,926.98       1.24
5.501 - 6.000.................       239      112,972,303.22      16.28
6.001 - 6.500.................       786      339,653,948.10      48.96
6.501 - 7.000.................       468      184,686,974.63      26.62
7.001 - 7.500.................       103       34,374,248.28       4.95
8.001 - 8.500.................         9        2,227,200.00       0.32
8.501 - 9.000.................         2          244,500.00       0.04
                                   -----     ---------------     ------
   TOTAL:.....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

----------
(1) As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans was approximately 6.438%.

              CURRENT PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
RANGE OF CURRENT                  MORTGAGE       BALANCE         MORTGAGE
PRINCIPAL BALANCES ($)             LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
 50,000.01 - 100,000.00               25      $ 2,114,266.12       0.30%
100,000.01 - 150,000.00               78        9,778,166.00       1.41
150,000.01 - 200,000.00              127       22,651,742.18       3.26
200,000.01 - 250,000.00              169       37,723,898.08       5.44
250,000.01 - 300,000.00              164       45,361,617.45       6.54
300,000.01 - 350,000.00              177       57,892,983.80       8.34
350,000.01 - 400,000.00              184       69,120,077.75       9.96
400,000.01 - 450,000.00              153       64,544,587.22       9.30
450,000.01 - 500,000.00              121       57,504,322.69       8.29
500,000.01 - 550,000.00               97       51,217,620.09       7.38
550,000.01 - 600,000.00               76       44,001,566.48       6.34
600,000.01 - 650,000.00               92       58,203,414.14       8.39
650,000.01 - 700,000.00               46       31,381,778.02       4.52
700,000.01 - 750,000.00               29       21,269,360.00       3.07
750,000.01 - 800,000.00               26       20,488,746.94       2.95
800,000.01 - 850,000.00               20       16,517,818.25       2.38
850,000.01 - 900,000.00               10        8,696,544.00       1.25
900,000.01 - 950,000.00                9        8,384,134.00       1.21
950,000.01 - 1,000,000.00             29       28,744,499.00       4.14
1,000,000.01 - 2,340,000.00           26       38,203,949.00       5.51
                                   -----     ---------------     ------
   TOTAL:.....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

----------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $418,457.

             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
RANGE OF ORIGINAL                NUMBER OF      PRINCIPAL         OF THE
LOAN-TO-VALUE                     MORTGAGE       BALANCE         MORTGAGE
RATIO (%)                          LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
10.01 - 20.00.................         3     $    519,496.23        0.07%
20.01 - 30.00.................        13        4,457,120.45        0.64
30.01 - 40.00.................        41       12,084,016.67        1.74
40.01 - 50.00.................        86       37,077,909.96        5.34
50.01 - 60.00.................       170       78,872,523.37       11.37
60.01 - 70.00.................       339      162,500,057.06       23.42
70.01 - 80.00.................       992      394,102,779.88       56.80
80.01 - 90.00.................        10        3,206,842.59        0.46
90.01 - 100.00................         4          980,345.00        0.14
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 70.41%.

                 ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
ORIGINAL TERM TO                  MORTGAGE       BALANCE         MORTGAGE
MATURITY (MONTHS)                  LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
360...........................     1,658     $693,801,091.21      100.00%
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

          REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS (1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
REMAINING TERMS TO                MORTGAGE       BALANCE         MORTGAGE
MATURITY (MONTHS)                  LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
301 - 360.....................     1,658     $693,801,091.21      100.00%
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average remaining stated term to maturity of the Mortgage Loans was approximately 359 months.

                         GEOGRAPHIC DISTRIBUTION OF THE
                   MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
                                  MORTGAGE       BALANCE         MORTGAGE
GEOGRAPHIC AREA                    LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Arizona ......................        32     $  9,004,306.27       1.30%
Arkansas .....................         1          101,600.00       0.01
California ...................       974      470,565,236.23      67.82
Colorado .....................        44       12,252,647.81       1.77
Connecticut ..................         3          852,097.15       0.12
Delaware .....................         1          641,980.00       0.09
District of Columbia .........         8        3,735,300.00       0.54
Florida ......................        75       25,229,864.64       3.64
Georgia ......................        15        3,423,570.90       0.49
Hawaii .......................        13        5,603,115.00       0.81
Idaho ........................         1          145,600.00       0.02
Illinois .....................        39       10,656,884.19       1.54
Kansas .......................         4        1,968,945.84       0.28
Kentucky .....................         1          120,000.00       0.02
Louisiana ....................         2          323,760.00       0.05
Maine ........................         1          530,000.00       0.08
Maryland .....................        78       27,152,657.32       3.91
Massachusetts ................        14        4,142,070.00       0.60
Michigan .....................         5          856,600.00       0.12
Minnesota ....................        14        3,407,860.00       0.49
Missouri .....................         6        1,512,200.00       0.22
Nevada .......................        31        9,368,128.70       1.35
New Hampshire ................         3          709,861.08       0.10
New Jersey ...................        45       16,365,748.79       2.36
New Mexico ...................         3        1,095,606.00       0.16
New York .....................        89       34,485,573.55       4.97
North Carolina ...............         8        1,685,365.62       0.24
Ohio .........................         6          841,400.00       0.12
Oregon .......................         7        2,197,612.00       0.32
Pennsylvania .................         7        1,490,926.65       0.21
Rhode Island .................         3          858,720.00       0.12
South Carolina ...............        10        3,569,760.00       0.51
Tennessee ....................         5        1,784,800.00       0.26
Texas ........................        17        3,587,123.59       0.52
Utah .........................         4          754,320.00       0.11
Vermont ......................         1          610,000.00       0.09
Virginia .....................        57       22,684,459.15       3.27
Washington ...................        31        9,485,390.73       1.37
                                   -----     ---------------     ------
   TOTAL: ....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

            MORTGAGORS' FICO CREDIT SCORES OF THE MORTGAGE LOANS (1)

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                   NUMBER       AGGREGATE      OUTSTANDING
                                     OF         PRINCIPAL         OF THE
                                  MORTGAGE       BALANCE         MORTGAGE
RANGE OF FICO CREDIT SCORES        LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
821 - 840 ....................         1     $    118,200.00       0.02%
801 - 820 ....................        35       13,730,305.33       1.98
781 - 800 ....................        96       44,196,509.86       6.37
761 - 780 ....................       181       85,088,836.33      12.26
741 - 760 ....................       174       77,936,228.54      11.23
721 - 740 ....................       229      103,962,551.07      14.98
701 - 720 ....................       240      102,120,215.14      14.72
681 - 700 ....................       265      103,716,800.91      14.95
661 - 680 ....................       207       82,318,054.25      11.86
641 - 660 ....................       131       46,997,241.63       6.77
621 - 640 ....................        95       32,546,548.15       4.69
601 - 620 ....................         4        1,069,600.00       0.15
                                   -----     ---------------     ------
   TOTAL: ....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans was approximately 717.

               TYPES OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                   NUMBER       AGGREGATE      OUTSTANDING
                                     OF         PRINCIPAL         OF THE
                                  MORTGAGE       BALANCE         MORTGAGE
PROPERTY TYPE                      LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Single Family Residence ......       966     $414,397,324.87      59.73%
Planned Unit
   Development (PUD) .........       286      124,851,513.50      18.00
Condominium ..................       227       75,283,738.71      10.85
Two- to Four-Family
   Residence .................       155       71,212,237.20      10.26
Townhouse ....................        23        7,861,276.93       1.13
Cooperative ..................         1          195,000.00       0.03
                                   -----     ---------------     ------
   TOTAL: ....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

                          PURPOSE OF THE MORTGAGE LOANS

                                                                 PERCENT
                                                                    OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                   NUMBER       AGGREGATE      OUTSTANDING
                                     OF         PRINCIPAL         OF THE
                                  MORTGAGE       BALANCE         MORTGAGE
LOAN PURPOSE                       LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
Purchase .....................       752     $312,407,298.03      45.03%
Refinance (Cash Out) .........       677      279,535,715.27      40.29
Refinance (Rate/Term) ........       229      101,858,077.91      14.68
                                   -----     ---------------     ------
   TOTAL: ....................     1,658     $693,801,091.21     100.00%
                                   =====     ===============     ======

                    OCCUPANCY TYPES OF THE MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
                                 MORTGAGE       BALANCE       OUTSTANDING OF THE
OCCUPANCY TYPE                     LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
Primary Home..................     1,424    $600,719,313.50          86.58%
Investment....................       191      73,813,170.71          10.64
Secondary Home................        43      19,268,607.00           2.78
                                   -----    ---------------         ------
   TOTAL:.....................     1,658    $693,801,091.21         100.00%
                                   =====    ===============         ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

                  DOCUMENTATION PROGRAMS OF THE MORTGAGE LOANS

                                                                  PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
                                 MORTGAGE       BALANCE       OUTSTANDING OF THE
TYPE OF PROGRAM                    LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
Full/Alternate................       314    $127,366,150.69          18.36%
Fast Forward..................        15       5,199,875.18           0.75
Stated Income.................       906     386,402,520.78          55.69
No Ratio......................       113      57,805,348.38           8.33
No Income/No Asset............        74      27,808,360.05           4.01
No Doc........................       236      89,218,836.13          12.86
                                   -----    ---------------         ------
   TOTAL:.....................     1,658    $693,801,091.21         100.00%
                                   =====    ===============         ======

                  RANGES OF LOAN AGE OF THE MORTGAGE LOANS (1)

                                                                   PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
RANGES OF LOAN                   MORTGAGE       BALANCE       OUTSTANDING OF THE
AGE (MONTHS)                       LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
0.............................     1,230    $525,094,154.19          75.68%
1-5...........................       397     157,187,225.22          22.66
6-10..........................        28      11,089,037.91           1.60
11-15.........................         2         228,673.89           0.03
16 - 20.......................         1         202,000.00           0.03
                                   -----    ---------------         ------
   TOTAL:.....................     1,658    $693,801,091.21         100.00%
                                   =====    ===============         ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage Loans was approximately 1 month.

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                   PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
                                 MORTGAGE       BALANCE       OUTSTANDING OF THE
LOAN PROGRAM                       LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
10/1 CMT Interest Only........         2    $    529,998.90           0.08%
10/1 LIBOR....................       104      37,004,007.28           5.33
10/1 LIBOR 30/40 Balloon......        13       2,815,087.89           0.41
10/1 LIBOR Interest Only......     1,367     579,422,062.25          83.51
10/6 LIBOR....................        11       3,502,475.78           0.50
10/6 LIBOR Interest Only......       125      56,157,011.16           8.09
6 Month LIBOR.................         4       1,530,975.82           0.22
6 Month LIBOR Interest Only...        32      12,839,472.13           1.85
                                   -----    ---------------         ------
   TOTAL:.....................     1,658    $693,801,091.21         100.00%
                                   =====    ===============         ======

         PREPAYMENT CHARGE TERM (MONTHS) AND TYPE OF THE MORTGAGE LOANS

                                                                  PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
PREPAYMENT CHARGE TERM           MORTGAGE       BALANCE       OUTSTANDING OF THE
(MONTHS) AND TYPE                  LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
None..........................      803     $344,308,319.07          49.63%
12............................       98       40,685,801.91           5.86
24............................      153       66,038,443.40           9.52
36............................      602      242,145,577.89           34.9
60............................        2          622,948.94           0.09
                                  ------    ---------------         ------
   TOTAL:.....................    1,658     $693,801,091.21         100.00%
                                  ======    ===============         ======

                 RANGE OF GROSS MARGIN OF THE MORTGAGE LOANS (1)

                                                                  PERCENT OF
                                  NUMBER       AGGREGATE           AGGREGATE
                                    OF         PRINCIPAL       PRINCIPAL BALANCE
                                 MORTGAGE       BALANCE       OUTSTANDING OF THE
RANGE OF GROSS MARGIN (%)          LOANS      OUTSTANDING       MORTGAGE LOANS
------------------------------   --------   ---------------   ------------------
1.000 - 1.499.................         3    $  1,879,570.27           0.27%
1.500 - 1.999.................        18       7,199,888.12           1.04
2.000 - 2.499.................       143      62,653,423.23           9.03
2.500 - 2.999.................     1,488     619,873,589.59          89.34
3.000 - 3.499.................         2         620,720.00           0.09
3.500 - 3.999.................         4       1,573,900.00           0.23
                                   -----    ---------------         ------
   TOTAL:.....................     1,658    $693,801,091.21         100.00%
                                   =====    ===============         ======

----------
(1) As of the Cut-off Date, the weighted average gross margin of the Mortgage Loans was approximately 2.692% per annum.

               MONTHS TO INITIAL ADJUSTMENT OF THE MORTGAGE LOANS

                                                               PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
RANGE OF NUMBER OF               NUMBER OF      PRINCIPAL         OF THE
MONTHS TO INITIAL                 MORTGAGE       BALANCE         MORTGAGE
ADJUSTMENT DATE                    LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
1-6...........................        36     $ 14,370,447.95        2.07%
111 - 120.....................     1,409      580,496,590.26       83.67
121 - 130.....................       213       98,934,053.00       14.26
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

                 MAXIMUM MORTGAGE RATE OF THE MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
                                 NUMBER OF      PRINCIPAL         OF THE
RANGE OF MAXIMUM                  MORTGAGE       BALANCE         MORTGAGE
MORTGAGE RATE (%)                  LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
10.000 - 10.499...............         7     $  2,793,417.27        0.40%
10.500 - 10.999...............       143       69,302,421.07        9.99
11.000 - 11.499...............       611      272,668,241.25       39.30
11.500 - 11.999...............       577      226,635,843.98       32.67
12.000 - 12.499...............       192       72,798,676.42       10.49
12.500 - 12.999...............       101       40,876,130.64        5.89
13.000 - 13.499...............        20        6,571,204.81        0.95
13.500 - 13.999...............         4          901,986.00        0.13
14.000 - 14.499...............         1          173,600.00        0.03
17.000 - 17.499...............         1          283,999.50        0.04
17.500 - 17.999...............         1          795,570.27        0.11
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Lo ans was approximately 11.548% per annum.

               INITIAL PERIODIC RATE CAP OF THE MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
RANGES OF INITIAL                NUMBER OF      PRINCIPAL         OF THE
PERIODIC RATE                     MORTGAGE       BALANCE         MORTGAGE
CAP(%)                             LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
None..........................        36     $ 14,370,447.95        2.07%
2.000.........................         1          149,861.08        0.02
4.000.........................         1          380,000.00        0.05
5.000.........................     1,528      639,088,352.35       92.11
6.000.........................        92       39,812,429.83        5.74
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======
----------
(1) As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the mortgage loans (not including the Group 4 Mortgage Loans without periodic rate caps) was approximately 5.057%.

              SUBSEQUENT PERIODIC RATE CAP OF THE MORTGAGE LOANS(1)

                                                                PERCENT OF
                                                                AGGREGATE
                                                                PRINCIPAL
                                                                 BALANCE
                                                AGGREGATE      OUTSTANDING
RANGES OF SUBSEQUENT             NUMBER OF      PRINCIPAL         OF THE
PERIODIC RATE                     MORTGAGE       BALANCE         MORTGAGE
CAP(%)                             LOANS       OUTSTANDING        LOANS
------------------------------   ---------   ---------------   -----------
None..........................        36     $ 14,370,447.95        2.07%
1.000.........................        43       19,616,996.03        2.83
2.000.........................     1,579      659,813,647.23       95.10
                                   -----     ---------------      ------
   TOTAL:.....................     1,658     $693,801,091.21      100.00%
                                   =====     ===============      ======

----------
(1) As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the mortgage loans (not including the Group 4 Mortgage Loans without periodic rate caps) was approximately 1.971%.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

          The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates.

          The Mortgage Pass-Through Certificates, Series 2006-AR9 will consist of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-X, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-X, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Certificates, Class P-1 and Class P-2 Certificates. Only the classes of certificates listed on the cover page (all of which are together referred to as the offered certificates) are offered by this free writing prospectus.

          When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                          CLASSES OF CERTIFICATES
---------------------------   ------------------------------------------------------------------------------------
    Senior Certificates       Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-X, Class 3-
                                       A-3, Class 3-A-4, Class 4-A-1, Class 4-X and Class A-R Certificates

 Subordinated Certificates      Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates

Group 1 Senior Certificates                                 Class 1-A-1 Certificates

Group 2 Senior Certificates                    Class 2-A-1, Class 2-A-2 and Class A-R Certificates

Group 3 Senior Certificates       Class 3-A-1, Class 3-A-2, Class 3-X, Class 3-A-3 and Class 3-A-4 Certificates

Group 4 Senior Certificates                          Class 4-A-1 and Class 4-X Certificates

      Notional Amount                                 Class 3-X and Class 4-X Certificates
        Certificates

     LIBOR Certificates                          Class 3-A-2 and Class 4-A-1 Certificates

 Super Senior Certificates                Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class 3-A-3

   Private Certificates           Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates

     The certificates are generally referred to as the following types:

                CLASS                                          TYPE
-------------------------------------   --------------------------------------------------
Class 1-A-1 Certificates:                              Senior/Variable Rate
Class 2-A-1 Certificates:                        Senior/Super Senior/Variable Rate
Class 2-A-2 Certificates:                          Senior/Support/Variable Rate
Class 3-A-1 Certificates:                        Senior/Super Senior/Variable Rate
Class 3-A-2 Certificates:                 Senior/Super Senior/Floating Pass-Through Rate
Class 3-X Certificates:                 Senior/Notional Amount/Interest Only/Variable Rate
Class 3-A-3 Certificates:                      Senior/NAS/Super Senior/Variable Rate
Class 3-A-4 Certificates:                          Senior/Support/Variable Rate
Class 4-A-1 Certificates:                        Senior/Floating Pass-Through Rate
Class 4-X Certificates:                 Senior/Notional Amount/Interest Only/Variable Rate
Class A-R Certificates:                                Senior/REMIC Residual
Subordinated Certificates:                           Subordinate/Variable Rate
Class P-1 and Class P-2 Certificates:                   Prepayment Charges

          The Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates (all of which are together are sometimes referred to as the private certificates) are not offered by this free writing prospectus. Their initial Class Certificate Balances are expected to be approximately $100, $100, $7,632,000, $3,122,000 and $2,427,991, respectively. The pass-through rate for each class of private certificates other than the Class P-1 and Class P-2 Certificates will be calculated as described under "--Interest" in this free writing prospectus. The Class P-1 and Class P-2 Certificates will not bear interest. The Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amounts and pass-through rates set forth on the cover page or as described in this free writing prospectus. The initial Class Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 10%. Any information contained in this free writing prospectus with respect to the Class P-1, Class P-2, Class B-4, Class B-5 and Class B-6 Certificates is provided only to permit a better understanding of the offered certificates.

          The "CLASS CERTIFICATE BALANCE" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

               o all amounts previously distributed to holders of certificates of that class as distributions of principal, and

               o the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

          In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate Class Certificate Balance of all classes of certificates (other than the Class P-1 and Class P-2 Certificates) following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

          The Notional Amount Certificates do not have Class Certificate Balances and are not entitled to any distributions in respect of principal on the Mortgage Loans in any loan group.

          The senior certificates will have an initial aggregate Class Certificate Balance of approximately $645,235,100 and will evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 93.00%. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each evidence in the aggregate an initial beneficial ownership interest in the issuing entity of approximately 2.50%, 1.60%, 1.00%, 1.10%, 0.45% and 0.35%, respectively.

          The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

NOTIONAL AMOUNT CERTIFICATES

          The Class 3-X and Class 4-X Certificates (the "NOTIONAL AMOUNT CERTIFICATES") do not have Class Certificate Balances but will bear interest on their Notional Amounts.

          The "NOTIONAL AMOUNT" for the Class 3-X and Class 4-X Certificates for any Distribution Date will equal the Class Certificate Balance of the Class 3-A-2 and Class 4-A-1 Certificates, respectively, immediately prior to that Distribution Date.

BOOK-ENTRY CERTIFICATES

          The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR") in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances or Notional Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

          The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

          Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and Participants. While the offered certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

          Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

          Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

          Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

          Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

          DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

          Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

          Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

          On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

          Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

          Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

          The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

          Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

          Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participant in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

          Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

          Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

          DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

          Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) evidenced by the offered certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

          Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

          Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

DETERMINATION OF LIBOR

          The Class 3-A-2 and Class 4-A-1 Certificates (we sometimes refer to these classes of certificates as the "LIBOR Certificates") will bear interest during their initial interest accrual period at the initial pass-through rates set forth in the table under "--Interest" below, and during each interest accrual period thereafter at the rates determined as described in the table under "--Interest" below.

          LIBOR applicable to an interest accrual period will be determined on the second London Business Day prior to the commencement of such interest accrual period (a "LIBOR DETERMINATION DATE"). On each LIBOR Determination Date for the LIBOR Certificates, the trustee, as calculation agent (in such capacity, the "CALCULATION AGENT"), will establish LIBOR for the interest accrual period on the basis of the British Bankers' Association ("BBA") "INTEREST SETTLEMENT RATE" for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. Interest Settlement Rates currently are based on rates quoted by sixteen BBA designated banks as being, in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Such Interest Settlement Rates are calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places. "MONEYLINE TELERATE PAGE 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). "LONDON BUSINESS DAY" means any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          If on any LIBOR Determination Date, the Calculation Agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period will be calculated in accordance with the method described in the prospectus under "Description of the Certificates--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

          If on the initial LIBOR Determination Date, the Calculation Agent is required but unable to determine LIBOR in the manner provided in the prospectus, LIBOR for the initial interest accrual period will be 4.970%.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

          On or before the closing date, the Servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "DISTRIBUTION ACCOUNT"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of Available

Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution Account. The holders of the Class P-1 and Class P-2 Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

          Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

          The Certificate Account. All funds in the Certificate Account will be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized from investment of funds in the Certificate Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

          Distribution Account, Yield Maintenance Reserve Fund and Carryover Reserve Fund. Funds on deposit in the Distribution Account, yield maintenance reserve fund and carryover reserve fund will not be invested.

FEES AND EXPENSES

          The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

                                                           GENERAL
   TYPE / RECIPIENT (1)               AMOUNT               PURPOSE                    SOURCE (2)                 FREQUENCY
-------------------------   ------------------------   ---------------   -----------------------------------   ------------
FEES

Servicing Fee / Servicer    0.375% per annum of the    Compensation      Interest collected with respect to    Monthly
                            Stated Principal Balance                     each Mortgage Loan and any
                            of each Mortgage Loan                        Liquidation Proceeds or Subsequent
                            (3)                                          Recoveries that are allocable to
                                                                         accrued and unpaid interest (4)

Additional Servicing        o    Prepayment Interest   Compensation      Interest collections with respect     Time to time
Compensation / Servicer          Excess                                  to each Mortgage Loan

                            o    All late payment      Compensation      Payments made by obligors with        Time to time
                                 fees, assumption                        respect to the Mortgage Loans
                                 fees and other
                                 similar charges
                                 (excluding
                                 prepayment charges)

                            o    All investment        Compensation      Investment income related to the      Monthly
                                 income earned on                        Certificate Account
                                 amounts on deposit
                                 in the Certificate
                                 Account.

                            o    Excess Proceeds (5)   Compensation      Liquidation Proceeds and Subsequent   Time to time
                                                                         Recoveries

Trustee Fee / trustee       0.0045% per annum of the   Compensation      Amounts in respect of interest on     Monthly
                            Stated Principal Balance                     the Mortgage Loans
                            of each Mortgage Loan

EXPENSES

Insurance expenses /        Expenses incurred by the   Reimbursement     To the extent the expenses are        Time to time
Servicer                    Servicer                   of Expenses       covered by an insurance policy with
                                                                         respect to the Mortgage Loan

Servicing Advances /        To the extent of funds     Reimbursement     With respect to each Mortgage Loan,   Time to time
Servicer                    available, the amount of   of Expenses       late recoveries of the payments of
                            any Servicing Advances.                      the costs and expenses, Liquidation
                                                                         Proceeds, Subsequent Recoveries,
                                                                         purchase proceeds or repurchase
                                                                         proceeds for that Mortgage Loan (6)

                                                           GENERAL
   TYPE / RECIPIENT (1)               AMOUNT               PURPOSE                    SOURCE (2)                 FREQUENCY
-------------------------   ------------------------   ---------------   -----------------------------------   ------------
Indemnification expenses/   Amounts for which the      Indemnification   Amounts on deposit on the             Monthly
the Seller, the Servicer    seller, the Servicer and                     Certificate Account on any
and the depositor           the depositor are                            Distribution Account Deposit Date,
                            entitled to                                  following the transfer to the
                            indemnification (7)                          Distribution Account

(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advance on the Mortgage Loan.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the seller, the Servicer and the depositor are entitled to indemnification of certain expenses as described in this free writing prospectus under "-- Certain Matters related to the Servicer, the Depositor and the Seller."

DISTRIBUTIONS

          Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "RECORD DATE" for (x) the LIBOR Certificates, so long as such certificates are Book-Entry Certificates, is the business day immediately prior to such Distribution Date and (y) for any other class of certificates and any Definitive Certificates, is the last business day of the month immediately preceding the month of such Distribution Date.

          Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

          As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distribution to the senior certificates related to such loan groups. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case, after giving effect to distributions on all classes of senior certificates in the following order of priority:

               o to current and unpaid interest on each class of senior certificates in the related senior certificate group, pro rata based on their respective interest distribution amounts;

               o to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates--Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

               o from Available Funds from all of the loan groups, to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, in each case subject to (x) any distributions that may be required to be made as described in this free writing prospectus under "--Cross-Collateralization" and (y) the limitations set forth in this free writing prospectus under "Description of the Certificates--Principal;" and

               o    any remaining amounts to the Class A-R Certificates.

          "AVAILABLE FUNDS" for a loan group for any Distribution Date will be equal to the sum of

               o all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

               o all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group;

               o all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and the related Compensating Interest; and

               o amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the Seller or the Servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

INTEREST

          The classes of offered certificates will have the respective pass-through rates described below.

          The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans. The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0487% per annum.

          The pass-through rate for the Class 2-A-1, Class 2-A-2 and Class A-R Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans. The pass-through rate for the Class 2-A-1, Class 2-A-2 and Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.1320% per annum.

          The pass-through rate for the Class 3-A-1, Class 3-A-3 and Class 3-A-4 Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for the Class 3-A-1, Class 3-A-3 and Class 3-A-4 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.0311% per annum.

          The pass-through rate for the Class 3-A-2 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the lesser of (i) LIBOR plus the related Pass-Through Margin and
(ii) the Weighted Average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans. The pass-through rate for the Class 3-A-2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.3200%. The Class 3-A-2 Certificates will also be entitled to (i) Yield Supplement Amounts to the extent that LIBOR exceeds 5.6923% and (ii) Net WAC Carryover Amounts, as described below.

          The pass-through rate for Class 3-X Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans minus the pass-through rate of the Class 3-A-2 Certificates for that interest accrual period. The pass-through rate for the Class 3-X Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.7111% per annum.

          The pass-through rate for the Class 4-A-1 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the lesser of (i) LIBOR plus the related Pass-Through Margin and
(ii) the Weighted Average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans. The pass-through rate for the Class 4-A-1 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.1900%. The Class 4-A-1 Certificates will also be entitled to Net WAC Carryover Amounts, as described below.

          The pass-through rate for Class 4-X Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans minus the pass-through rate of the Class 4-A-1 Certificates. The pass-through rate for the Class 4-X Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 0.8553% per annum.

          The "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE" for a loan group and any Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of their respective Stated Principal Balances as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

          The pass-through rate for each class of subordinated certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the sum of the following for each loan group: the product of (x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and
(y) a fraction, the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for the subordinated certificates for the interest accrual period for the first Distribution Date is expected to be approximately 6.0589% per annum.

          On each Distribution Date, to the extent of funds available, each interest bearing class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "INTEREST DISTRIBUTION AMOUNT" for any interest-bearing class will be equal to the sum of
(a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class Certificate Balance or Notional Amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called "UNPAID INTEREST AMOUNTS").

          Beginning in June 2006, on each Distribution Date on or prior to the Distribution Date in March 2011 on which LIBOR exceeds 5.6923%, in addition to the Interest Distribution Amount described in the preceding paragraph, the Class 3-A-2 Certificates will be entitled to receive distributions of the Yield Supplement Amount from payments made under the Yield Maintenance Agreement. The Class 3-A-2 Certificates will receive distributions of any applicable Net WAC Carryover Amount from Class 3-X Certificate interest amounts on deposit before receiving payments under the Yield Maintenance Agreement.

          The "PASS-THROUGH MARGIN" for the Class 3-A-2 and Class 4-A-1 Certificates for the interest accrual period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date is 0.35% and 0.22%, respectively, and for the interest accrual period related to any Distribution Date occurring after the first possible Optional Termination Date is 0.70% and 0.44%, respectively.

          With respect to each Distribution Date for the LIBOR Certificates, the "INTEREST ACCRUAL PERIOD" will be the one-month period commencing on the 25th day of the month before the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date for the Class 4-A-1 Certificates) and ending on the 24th day of the month in which the Distribution Date occurs. With respect to each Distribution Date for all other classes of interest-bearing certificates, the interest accrual period will be the calendar month preceding the month of the Distribution Date. Interest on the Class 4-A-1 Certificates will be calculated on the basis of a 360-day year and the actual number of dates that elapsed in that interest accrual period. For all other classes of interest-bearing certificates, interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

          The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "NET INTEREST SHORTFALL" is equal to the sum of:

               o any net prepayment interest shortfalls for that loan group and Distribution Date and

               o the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates for those types of losses.

          Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all interest-bearing classes of the related senior certificates and the classes of subordinated certificates on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, be deemed to be entitled to receive based on each subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case, before taking into account any reduction in such amounts from such Net Interest Shortfalls.

          For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each class of subordinated certificates would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the Assumed Balance for that Distribution Date. The "ASSUMED BALANCE" for a Distribution Date and loan group is equal to the Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate Stated Principal Balance of each Mortgage Loan in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after the third Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class of subordinated certificates would otherwise be entitled to receive on that Distribution Date.

          A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or any similar state or local laws.

          With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for that Distribution Date and loan group and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfall for that loan group. A "PREPAYMENT INTEREST SHORTFALL" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

          If on any Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under "-- Priority of Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

THE CARRYOVER RESERVE FUND

          Pursuant to the pooling and servicing agreement, the Trustee will establish and maintain an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the LIBOR Certificates and the Class 3-X and Class 4-X Certificates. The carryover reserve fund will not be an asset of any REMIC. The carryover reserve fund will be the sole source of payments to the holders of the LIBOR Certificates with respect to any Net WAC Carryover Amounts on such Certificates that remain unpaid. The carryover reserve fund will comprise two sub accounts: the "CLASS 3-X SUB ACCOUNT" and the "CLASS 4-X SUB ACCOUNT" and each, a "SUB ACCOUNT"). On each Distribution Date, (i) Current Interest that would otherwise be distributable with respect to the Class 3-X Certificates will be deposited instead in the Class 3-X Sub Account and (ii) Current Interest that would otherwise be distributable with respect to the Class 4-X Certificates will be deposited instead in the Class 4-X Sub Account, in each case, to the extent of the applicable Required Reserve Fund Deposit for such class in the manner described below.

          For any Distribution Date, the "REQUIRED RESERVE FUND DEPOSIT" for the Class 3-X Certificates will be an amount equal to the lesser of (i) the Current Interest for the Class 3-X Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the related Sub Account up to an amount equal to the sum of (a) the Net WAC Carryover Amount for the Class 3-A-2 Certificates for such Distribution Date and (b) $1,000.

          For any Distribution Date, the Required Reserve Fund Deposit for the Class 4-X Certificates will be an amount equal to the lesser of (i) the Current Interest for the Class 4-X Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the related Sub Account up to an amount equal to the sum of (a) the aggregate Net WAC Carryover Amounts for the Class 4-A-1 Certificates for such Distribution Date and (b) $1,000.

          For any Distribution Date, the Trustee will deposit into the appropriate Sub Account of the carryover reserve fund any Required Reserve Fund Deposit for such date.

          On any Distribution Date for which a Net WAC Carryover Amount exists with respect to the Class 3-A-2 Certificates, the Trustee will withdraw the amounts on deposit in the Class 3-X Sub Account and distribute them to the holders of the Class 3-A-2 Certificates in an amount up to its Net WAC Carryover Amount. Any amounts thereafter remaining will be distributed to the Class 3-X Certificates.

          On any Distribution Date for which a Net WAC Carryover Amount exists with respect to the Class 4-A-1 Certificates, the Trustee will withdraw the amounts on deposit in the Class 4-X Sub Account and distribute them to the holders of the Class 4-A-1 Certificates in each case in an amount up to its Net WAC Carryover Amount. Any amounts thereafter remaining will be distributed to the Class 4-X Certificates.

          If, immediately after any Distribution Date, the amount on deposit in any Sub Account of the Reserve Fund exceeds the initial deposit therein, the Trustee will distribute such excess to the holders of the Certificates that deposited such amounts in the relevant Sub Account. On the Distribution Date on which the Class Certificate Balance of the Class 3-A-2 Certificates is reduced to zero, the Trustee shall distribute any amounts remaining in the Class 3-X Sub Account to the Class 3-X Certificates. On the Distribution Date on which the aggregate Class Certificate Balance of the Class 4-A-1 Certificates is reduced to zero, the Trustee shall distribute any amounts remaining in the Class 4-X Sub Account to the Class 4-X Certificates.

          "CURRENT INTEREST" for each Class of Certificates and any Distribution Date will equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance or Notional Amount immediately prior to that Distribution Date at such class's pass-through rate.

          "NET WAC CARRYOVER AMOUNTS" for any class of LIBOR Certificates and any Distribution Date will equal the sum of

          (i) the excess, if any, of an amount that would have been the Current Interest for such class if the pass-through rate for such class were calculated without regard to the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group for that Distribution Date, over the actual Current Interest for such class for such Distribution Date;

          (ii) any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

          (iii) interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate for such class of LIBOR Certificates (determined without regard to the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group for that Distribution Date).

YIELD SUPPLEMENT AMOUNT

          The "YIELD SUPPLEMENT AMOUNT" for the Class 3-A-2 Certificates and any Distribution Date will equal

          (A) the product of:

               (i) the excess (if any) of (A) the lesser of (x) LIBOR (as determined by the Cap Counterparty) and (y) 9.1500% over (B) 5.6923%,

               (ii) the lesser of (x) the Yield Maintenance Notional Balance for that Distribution Date and (y) the Class Certificate Balance of the Class 3-A-2 Certificates, and

               (iii) a fraction, the numerator of which is the number of days in the related accrual period (calculated on the basis of a 360-day year of twelve 30-day months), and the denominator of which is 360;

          minus

          (B) the Net WAC Carryover Amount paid to the Class 3-A-2 Certificates from amounts in the carryover reserve fund on that Distribution Date.

          The Yield Maintenance Agreement; Yield maintenance reserve fund. The issuing entity will have the benefit of an interest rate corridor agreement (the "YIELD MAINTENANCE AGREEMENT") between the issuing entity and the Cap Counterparty on the closing date.

          Pursuant to the Yield Maintenance Agreement, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Yield Maintenance Agreement as if such ISDA Master Agreement had been executed by the parties to the Yield Maintenance Agreement on the date the Yield Maintenance Agreement was executed. The Yield Maintenance Agreement is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

          On or prior to the Yield Maintenance Agreement Termination Date, on the business day preceding each Distribution Date, the Cap Counterparty will make payments of the Yield Supplement Amount.

          The "YIELD MAINTENANCE AGREEMENT TERMINATION DATE" for the Class 3-A-2 Certificates is the Distribution Date in March 2011. The Yield Maintenance Agreement is scheduled to remain in effect up to and including the Yield Maintenance Agreement Termination Date.

          The "YIELD MAINTENANCE NOTIONAL BALANCE" on each Distribution Date on or prior to the Yield Maintenance Agreement Termination Date will be as described in Schedule 1 to this free writing prospectus. After the Yield Maintenance Agreement Termination Date, the Yield Maintenance Notional Balance will be equal to zero, and the Yield Maintenance Agreement will be terminated.

          Payments made under the Yield Maintenance Agreement will be based on the Yield Maintenance Notional Balance on a Distribution Date. If the Yield Maintenance Notional Balance set forth on Schedule 1 to this free writing prospectus decreases at a faster rate than the Class Certificate Balance of the Class 3-A-2 Certificates, then payments under the Yield Maintenance Agreement, together with the amount, if any, on deposit in the yield maintenance reserve fund (which includes amounts from prior interest accrual periods), may be insufficient to distribute the entire Yield Supplement Amount to the Class 3-A-2 Certificates.

          The Yield Maintenance Agreement will be subject to early termination only in limited circumstances. Such circumstances generally include certain insolvency or bankruptcy events relating to the Cap Counterparty or the issuing entity, the failure of the Cap Counterparty (two business days after notice of such failure is received by the Cap Counterparty) to make a payment due under the Yield Maintenance Agreement and such Yield Maintenance Agreement becoming illegal or subject to certain kinds of taxation.

          It will be an additional termination event under the Yield Maintenance Agreement if the Cap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. ss.ss. 229.1100-229.1123 ("REGULATION AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the yield maintenance agreement, and the Cap Counterparty fails to transfer the yield maintenance agreement, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the yield maintenance agreement, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

          If the Yield Maintenance Agreement is terminated prior to the Yield Maintenance Agreement Termination Date, the Cap Counterparty may owe a termination payment to the trustee, payable in a lump sum to be held by the trustee until the scheduled yield maintenance agreement termination date of the Yield Maintenance Agreement. However, if such termination occurs, no assurance can be given that any such termination payment will be owing to the trustee.

          Any amounts received from the Cap Counterparty under the Yield Maintenance Agreement will be deposited in the yield maintenance reserve fund established by the trustee (the "YIELD MAINTENANCE RESERVE FUND"). Any amounts on deposit in the yield maintenance reserve fund will be the property of the issuing entity, but will not be part of any REMIC. On each Distribution Date, the trustee will withdraw the amount of the Yield Supplement Amount from funds available on deposit in the yield maintenance reserve fund. Any amounts received pursuant to the Yield Maintenance Agreement and not used to cover the Yield Supplement Amount will be held in the yield maintenance reserve fund and applied on future Distribution Dates to pay any Yield Supplement Amounts. Any amounts remaining in the yield maintenance reserve fund after the Class Certificate Balance of the Class 3-A-2 Certificates has been reduced to zero will be distributed to Deutsche Bank Securities Inc. There can be no assurance, however, that funds in the yield maintenance reserve fund will be available to pay the Yield Supplement Amount on such Distribution Date or subsequent Distribution Dates.

          The Class 3-A-2 Certificates do not represent an obligation of the Cap Counterparty. Holders of the Class 3-A-2 Certificates are not parties to or beneficiaries under the Yield Maintenance Agreement and will not have any right to proceed directly against the Cap Counterparty in respect of its obligation under the Yield Maintenance Agreement.

PRINCIPAL

          Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal with respect to the related senior certificates (other than the Notional Amount Certificates) in an amount up to the related Senior Principal Distribution Amount and as principal of the subordinated certificates, in an amount up to the Subordinated Principal Distribution Amount for that loan group.

          The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

          (a) all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

          (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any Mortgage Loan that was repurchased due to a modification of the Mortgage Rate,

          (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

          (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

          (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

          (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loans that was repurchased due to modification of the Mortgage Rate,

          (g) (A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the Senior Credit Support Depletion Date, any such Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

          Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates as follows:

          (a) with respect to loan group 1, to the Class 1-A-1 Certificates until its Class Certificate Balance is reduced to zero;

          (b) with respect to loan group 2, in the following order of priority:

               (i) to the Class A-R Certificates until its Class Certificate Balance is reduced to zero; and

               (ii) concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

          (c) with respect to loan group 3, in the following order of priority:

               (i) in an amount up to $1,000 for each distribution date in the following order of priority:

                    (A) to the Class 3-A-2 Certificates until its Class Certificate Balance is reduced to zero;

                    (B) to the Class 3-A-3 Certificates, the Priority Amount, until its Class Certificate Balance is reduced to zero;

                    (C) to the Class 3-A-4 Certificates until its Class Certificate Balance is reduced to zero; and

                    (D) to the Class 3-A-3 Certificates, without regard to the Priority Amount, until its Class Certificate Balance is reduced to zero;

               (ii) in an amount up to $2,250,000 for each distribution date, to the Class 3-A-1 Certificates until its Class Certificate Balance is reduced to zero;

               (iii) to the Class 3-A-2 Certificates until its Class Certificate Balance is reduced to zero;

               (iv) to the Class 3-A-3 Certificates, the Priority Amount, until its Class Certificate Balance is reduced to zero;

               (v) to the Class 3-A-4 Certificates until its Class Certificate Balance is reduced to zero;

               (vi) to the Class 3-A-3 Certificates, without regard to the Priority Amount, until its Class Certificate Balance is reduced to zero; and

               (vii) to the Class 3-A-1 Certificates until its class certificate balance is reduced to zero;

          (d) with respect to loan group 4, to the 4-A-1 Certificates until its Class Certificate Balance is reduced to zero.

          The capitalized terms used in this free writing prospectus have the following meanings:

          "PREPAYMENT PERIOD" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

          "SHIFT PERCENTAGE" for any Distribution Date occurring during the five-year period beginning on the first Distribution Date will equal 0%. Thereafter, the Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

          The "PRIORITY AMOUNT" for any Distribution Date will equal the product of (A) the Senior Principal Distribution Amount for loan group 3 remaining after principal payments made to the Class 3-A-2 Certificates on such Distribution Date, (B) the Shift Percentage and (C) the Priority Percentage.

          "PRIORITY PERCENTAGE" for any Distribution Date will equal the percentage equivalent of a fraction, the numerator of which is the Class Certificate Balance of the Class 3-A-3 Certificates immediately prior to such Distribution Date, and the denominator of which is the sum of the Class Certificate Balances of the Class 3-A-3 Certificates and the Class 3-A-4 Certificates immediately prior to such Distribution Date.

          "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and to liquidation proceeds allocable to principal received in the prior calendar month and prepayments received through the last day of the Prepayment Period in which the Due Date occurs. The "POOL PRINCIPAL BALANCE" equals the aggregate Stated Principal Balance of the Mortgage Loans.

          The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for a loan group for any Distribution Date will equal the sum of

               (i) the applicable Senior Percentage of all amounts described in clauses (a) through (d) of the definition of Principal Amount for that loan group for that Distribution Date,

               (ii) for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

                    (a) the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

                    (b) either

                         (x) if no Excess Losses were sustained on a Liquidated Mortgage Loan during the preceding calendar month, the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan or

                         (y) if an Excess Loss was sustained on the Liquidated Mortgage Loan during the preceding calendar month, the applicable Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

               (iii)the Senior Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of "Principal Amount" for that loan group and the Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided, further, however, that on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining certificates will be calculated pursuant to the above formula based on all the Mortgage Loans in the issuing entity, as opposed to only the Mortgage Loans in the related loan group.

          The "SENIOR PERCENTAGE" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the Distribution Date and the denominator of which is the aggregate Stated Principal Balance of each Mortgage Loan in the related loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received on the related Mortgage Loans in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately prior to such Distribution Date.

          For any Distribution Date on and prior to the third Senior Termination Date, the "SUBORDINATED PERCENTAGE" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

          The "SENIOR PREPAYMENT PERCENTAGE" of a senior certificate group for any Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the Notional Amount Certificates) that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates. The Subordinated Prepayment Percentage for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage for that Distribution Date.

          The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution

Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date (unless on any Distribution Date the Senior Percentage of any senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to all of the Mortgage Loans:

               o the aggregate Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy) (averaged over the preceding six-month period), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balance of the related Mortgage Loans or (b) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates immediately prior to that Distribution Date does not equal or exceed 50%, and

               o cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

                    o commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for that loan group of the aggregate Stated Principal Balances of the related Mortgage Loans as of the Cut-off Date or
                         (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

                    o commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

                    o commencing with the Distribution Date on the nineth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

                    o commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

                    o commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

          The "SENIOR TERMINATION DATE" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

          Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in April 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of an amount equal to 100% minus the related Senior Percentage for that Distribution Date and (y) after the Distribution Date in April 2009, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (the "TWO TIMES Test"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

          The "AGGREGATE SUBORDINATED PERCENTAGE" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

          If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal or full and partial principal prepayments and other amounts in the percentages required above would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

CROSS-COLLATERALIZATION

          Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, all principal on the Mortgage Loans in the loan group related to the senior certificate group that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on the Distribution Date.

          Cross-Collateralization due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates of a senior certificate group, after giving effect to distributions to be made on that Distribution Date, is greater than the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (any such group, the "UNDERCOLLATERALIZED GROUP"), all amounts otherwise distributable as principal to the subordinated certificates (or, following the Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the senior certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the senior certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group (such distribution, an "UNDERCOLLATERALIZATION DISTRIBUTION"). If the senior certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the Senior Credit Support Depletion Date, Undercollateralization Distributions will be made from the excess of the Available Funds for the other loan groups remaining after all required amounts for that Distribution Date have been distributed to the senior certificates of that related senior certificate group. If more than one Undercollateralized Group on any Distribution Date is entitled to an Undercollateralization Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the senior certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group on any Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related senior certificates. Accordingly, the subordinated certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

          All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" above and "-- Subordinated Principal Distribution Amount" below.

          Subordinated Principal Distribution Amount. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds therefor, the Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from each loan group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from each loan group for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class B-1 Certificates, until their respective Class Certificate Balances are reduced to zero.

          With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination Percentages of such class and all classes of subordinated certificates that have higher numerical class designations than that class (the "APPLICABLE CREDIT SUPPORT PERCENTAGE") is less than the Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE"), no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the "RESTRICTED CLASSES") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

          The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution Date and each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates immediately before that Distribution Date.

          The approximate Original Applicable Credit Support Percentages for the subordinated certificates on the date of issuance of the certificates are expected to be as follows:

Class B-1................................   7.00%
Class B-2................................   4.50%
Class B-3................................   2.90%
Class B-4................................   1.90%
Class B-5................................   0.80%
Class B-6................................   0.35%

          The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and loan group will equal the sum of:

                    o the Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for that loan group and that Distribution Date,

                    o for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal Distribution Amount up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan, as of the Due Date in the month preceding the month of that Distribution Date, and

                    o the Subordinated Prepayment Percentage for that loan group of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and that Distribution Date.

          On any Distribution Date after the third Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans in the related loan group.

          Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive any Available Funds for any loan group remaining after payment of interest and principal on the senior certificates and interest and principal on the subordinated certificates, as described above and, after the final distribution has been made with respect to the certificates. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

          On each Distribution Date, any Realized Loss on the Mortgage Loans, other than any Excess Loss, will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero, and then to the senior certificates (other than the Notional Amount Certificates) in the related senior certificate group, pro rata, based upon their respective Class Certificate Balances, except that any Realized Losses on the Mortgage Loans in loan group 2 allocable to the senior certificates will be allocated sequentially to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any realized losses on the Group 3 Mortgage Loans allocable to the senior certificates will be allocated first, to the Class 3-A-4 Certificates until its Class Certificate Balance is reduced to zero and second, concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

          On each Distribution Date, Excess Losses on the Mortgage Loans in each loan group will be allocated among the classes of senior certificates of the related senior certificate group and the subordinated certificates as follows:

o the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances,

o the applicable Subordinated Percentage of such Excess Loss will be allocated among the classes of subordinated certificates pro rata based on each class' share of the Assumed Balance for the applicable loan group.

          Each class of subordinated certificates share of the Assumed Balance for a loan group will be based on the Class Certificate Balance of each class of subordinated certificates; provided, however, on any Distribution Date after the third Senior Termination Date, such Excess Losses on the Mortgage Loans in the related loan group will be allocated to the subordinated certificates based upon their respective Class Certificate Balances; provided further, however, on any Distribution Date on and after the Senior Credit Support Depletion Date, any Excess Loss on any Mortgage Loan will be allocated pro rata among the classes of senior certificates (other than the Notional Amount Certificates) in the related senior certificate group. Unlike Realized Losses, any Excess Losses on the Mortgage Loans in a loan group will be allocated proportionately among all related classes of certificates (other than the Notional Amount Certificates and the Class P-1 and Class P-2 Certificates), including the Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, without any reallocation of such Excess Loss to the Class 2-A-2 and Class 3-A-4 Certificates, as applicable.

          The "SENIOR CREDIT SUPPORT DEPLETION DATE" is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

          Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

          In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "Excess Losses" are Special Hazard Losses in excess of the Special Hazard Loss Coverage Amount, Bankruptcy Losses in excess of the Bankruptcy Loss Coverage Amount and Fraud Losses in excess of the Fraud Loss Coverage Amount. "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions and Deficient Valuations. "Special Hazard Losses" are Realized Losses in respect of Special Hazard Mortgage Loans. "Fraud Losses" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Enhancement--Subordination" in this free writing prospectus.

          A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "SPECIAL HAZARD MORTGAGE LOAN" is a Liquidated Mortgage Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit Enhancement--Special Hazard Insurance Policies." See "Credit Enhancement--Subordination" in this free writing prospectus.

          "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

          The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class P-1 and Class P-2 Certificates.

                               CREDIT ENHANCEMENT

SUBORDINATION

          Any Realized Losses on the Mortgage Loans will be allocated among the related classes of senior certificates as specified under "Description of the Certificates - Allocation of Losses" in this free writing prospectus.

          The rights of the holders of the subordinated certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of related subordinated certificates (other than the Class B-1 Certificates) to receive the distributions that are allocated to the related subordinated certificates will be further subordinated to the rights of the class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus. The subordination of the subordinated certificates to the senior certificates and the subordination of the classes of subordinated certificates with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the subordinated certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses, on the related Mortgage Loans. In addition, the subordinated certificates will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud Losses up to the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount, respectively, on the related Mortgage Loans as described in the following paragraphs.

          The subordinated certificates will provide limited protection to the classes of certificates of higher relative priority against

               o Special Hazard Losses in an initial amount expected to be up to approximately $8,427,459.35 (the "SPECIAL HAZARD LOSS COVERAGE AMOUNT"),

               o Bankruptcy Losses in an initial amount expected to be up to approximately $206,290.46 (the "BANKRUPTCY LOSS COVERAGE Amount") and

               o Fraud Losses in an initial amount expected to be up to approximately $20,814,032.74 (the "FRAUD LOSS COVERAGE AMOUNT").

          The Special Hazard Loss Coverage Amount will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of:

               o that Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans incurred since the closing date, or

               o    the greatest of

                    o 1% of the aggregate of the principal balances of the Mortgage Loans,

                    o    twice the principal balance of the largest Mortgage
                         Loan and

                    o the aggregate stated principal balances of the Mortgage Loans secured by mortgaged properties located in the single California postal zip code area having the highest aggregate stated principal balance of any zip code area.

All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

          The Fraud Loss Coverage Amount will be reduced, from time to time, by the amount of Fraud Losses allocated to the certificates. In addition, the Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of:

               o 2.00% of the then current pool principal balance, in the case of the first such anniversary and 1.00% of the then current pool principal balance, in the case of the second, third and fourth such anniversaries, and

                    o    the excess of

                    o the Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over

                    o the cumulative amount of Fraud Losses allocated to the certificates since the preceding anniversary.

          The Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the subordinated certificates.

          The amount of coverage provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the subordinated certificates for Special Hazard Losses, Bankruptcy Losses and Fraud Losses.

          A "DEFICIENT VALUATION" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage Loan. In the case of a reduction in that value of the related mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "DEBT SERVICE REDUCTION") of the amount of the monthly payment on the related Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available with respect to the related Mortgage Loan and either the Mortgage Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the Servicer without giving effect to any Debt Service Reduction or Deficient Valuation.

                 SCHEDULE 1: YIELD MAINTENANCE NOTIONAL BALANCE

                          YIELD
                       MAINTENANCE
                    NOTIONAL BALANCE
                     OF CLASS 3-A-2
DISTRIBUTION DATE   CERTIFICATES ($)
-----------------   ----------------
June 2006            103,852,515.23
July 2006            102,872,809.36
August 2006          101,525,617.18
September 2006        99,816,747.67
October 2006          97,753,077.66
November 2006         95,342,540.31
December 2006         92,594,108.61
January 2007          89,517,773.68
February 2007         86,124,517.95
March 2007            82,426,283.21
April 2007            78,825,897.80
May 2007              75,321,754.19
June 2007             71,912,271.25
July 2007             68,595,893.80
August 2007           65,371,092.22
September 2007        62,236,362.01
October 2007          59,190,223.36
November 2007         56,231,220.78
December 2007         53,357,922.68
January 2008          50,568,920.97
February 2008         47,862,830.69
March 2008            45,238,289.64
April 2008            42,693,957.98
May 2008              40,228,517.86
June 2008             37,840,673.10
July 2008             35,529,148.79
August 2008           33,292,690.98
September 2008        31,130,066.28
October 2008          29,040,061.59
November 2008         27,021,483.73
December 2008         25,073,159.09
January 2009          23,193,933.36
February 2009         21,382,671.20
March 2009            19,638,255.88
April 2009            17,959,589.05
May 2009              16,345,590.38
June 2009             14,795,197.29
July 2009             13,307,364.65
August 2009           11,881,064.50
September 2009        10,515,285.76
October 2009           9,209,033.97
November 2009          7,961,331.00
December 2009          6,771,214.77
January 2010           5,637,739.02
February 2010          4,559,973.04
March 2010             3,977,074.24
April 2010             3,440,784.58
May 2010               2,950,337.97
June 2010              2,504,980.89
July 2010              2,103,972.21
August 2010            1,746,582.96
September 2010         1,432,096.15
October 2010           1,159,806.58
November 2010            929,020.61
December 2010            739,056.01
January 2011             589,241.76
February 2011            478,917.84
March 2011               407,435.10
April 2011 and
   thereafter                  0.00